UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21137

Nuveen Preferred & Income Securities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2022

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income Fund (formerly Nuveen Preferred and Income 2022 Term Fund)
NPFD	Nuveen Variable Rate Preferred & Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

In February, the world witnessed Russia invade Ukraine. The scale of the humanitarian crisis and economic shock caused by these events cannot yet be quantified, and our thoughts remain with all those affected.

Given the fluidity of the situation, market uncertainty is currently high. Conditions were already challenging prior to the invasion, with inflation lingering at multi-decade highs, interest rates expected to continue rising, economic growth moderating from the post-pandemic recovery, and weakening performance across equity markets and some bond market segments. The Russia-Ukraine conflict has accelerated these trends in the short term. The spike in geopolitical risks led to surging prices for oil and other hard and soft commodities, driving both inflation and recession risks higher. The U.S. Federal Reserve (Fed) and other central banks now face an even more difficult task of slowing inflation without stifling economic growth. At their March 2022 meeting, Fed officials announced a quarter percentage point increase to the short-term interest rate, raising it from near zero for the first time since the pandemic was declared two years ago.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

March 23, 2022

Important Notices

For Shareholders of

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income Fund (JPT)

Nuveen Variable Rate Preferred & Income Fund (NPFD)

Portfolio Manager Commentaries in Semiannual Reports

Beginning with this semiannual shareholder report, the Funds will include portfolio manager commentary only in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of the Funds’ July 31, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Restructuring for Nuveen Preferred and Income Fund (JPT)

Events that occurred during the current reporting period

On January 19, 2022, shareholders of Nuveen Preferred and Income Fund (JPT) approved a proposal to restructure the fund (the “restructuring”). The restructuring allowed shareholders the opportunity to maintain their investment in JPT and its exposure to a leveraged strategy focused on preferred and other income producing securities in lieu of the scheduled termination of the fund. The effectiveness of the restructuring was contingent on the success of the fund’s tender offer.

On January 20, 2022, JPT conducted a tender offer, which allowed shareholders to offer up to 100% of their shares for repurchase for cash at a price per share equal to 100% of the net asset value (“NAV”) per share determined on the date the tender offer expired.

Events that occurred subsequent to the current reporting period

JPT’s tender offer expired on February 17, 2022. In the tender offer 2,454,617 shares were tendered, representing approximately 36% of JPT’s common shares outstanding. Properly tendered shares were repurchased $23.2613 per share, which was the NAV of the fund as of the close of ordinary trading on the New York Stock Exchange on February 17, 2022.

As a result of the successful completion of the tender offer, the restructuring of the JPT was completed and on February 28, 2022 the following changes became effective.

•	JPT’s declaration of trust was amended to eliminate the term structure of the fund.

•	JPT’s investment policies were amended to permit investment in contingent capital securities (CoCos).

•	JPT’s use of leverage is expected to increase from current levels.

Important Notices (continued)

•	JPT’s name changed to Nuveen Preferred and Income Fund.

•

Nuveen Fund Advisors, LLC, the investment adviser to the fund, will waive 50% of the fund’s net management fees beginning February 8, 2022 and continuing over the first year following the elimination of the term structure.

More details about JPT’s restructuring is available on www.nuveen.com/cef.

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.

Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; resulting in a decline in the value and liquidity of Russian securities; resulting in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on your Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which your Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI JPS and NPFD. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a negative impact on total return performance during this reporting period.

JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage. During the period, these interest rate swaps had a positive impact on the overall fund performance of JPC, JPI and JPS.

As of January 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	JPC	JPI	JPS	JPT	NPFD
Effective Leverage*	37.42%	35.31%	37.20%	22.27%	34.50%
Regulatory Leverage*	32.13%	29.97%	31.05%	22.27%	24.71%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2021	Draws	Paydowns	Outstanding Balance as of January 31, 2022	Average Balance Outstanding		Draws	Paydowns	Outstanding Balance as of March 23, 2022
JPC	$462,700,000	$10,700,000	$—	$473,400,000	$470,192,120		$—	$(40,000,000)	$433,400,000
JPI	$234,800,000	$1,200,000	$—	$236,000,000	$235,060,870		$—	$(5,000,000)	$231,000.000
JPS	$873,300,000	$—	$—	$873,300,000	$873,300,000		$—	$(59,000,000)	$814,300,000
JPT	$47,000,000	$—	$—	$47,000,000	$47,000,000		$—	$—	$47,000,000
NPFD	$—	$193,200,000	$—	$193,200,000	$166,533,333	*	$12,000,000	$(1,600,000)	$203,600,000
*	For the period January 11, 2022 (initial draw) through January 31, 2022.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, JPC, JPI, JPS and NPFD used reverse repurchase agreements, in which the Funds sell to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2021	Sales	Purchases	Outstanding Balance as of January 31, 2022	Average Balance Outstanding		Sales	Purchases	Outstanding Balance as of March 23, 2022
JPC	$121,000,000	$7,000,000	$(3,500,000)	$124,500,000	$124,274,457		$—	$(22,400,000)	$102,100,000
JPI	$56,500,000	$9,100,000	$(600,000)	$65,000,000	$63,853,804		$—	$—	$65,000,000
JPS	$275,000,000	$—	$—	$275,000,000	$275,000,000		$—	$—	$275,000,000
NPFD	$—	$120,000,000	$(3,200,000)	$116,800,000	$102,577,778	**	$—	$(8,398,000)	$108,402,000
**	For the period January 5, 2022 (initial purchase of reverse repurchase agreements) through January 31, 2022.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2021	$0.0530	$0.1305	$0.0505	$0.1185
September	0.0530	0.1305	0.0505	0.1185
October	0.0530	0.1305	0.0505	0.1185
November	0.0530	0.1305	0.0505	0.1185
December	0.0530	0.1305	0.0505	0.1185
January 2022	0.0530	0.1305	0.0505	0.1185
Total Distributions	$0.3180	$0.7830	$0.3030	$0.7110

Current Distribution Rate*	6.92%	6.46%	6.47%	5.96%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

NPFD declared its first distribution of $0.1380 during January 2022, for shareholders of record on February 15, 2022 and payable on March 1, 2022 (subsequent to the end of the reporting period). Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, JPC and JPS were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, JPC and JPS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	JPC	JPS
Maximum aggregate offering	Unlimited	Unlimited

During the current reporting period, JPS and JPC sold common shares through their Shelf Offerings at a weighted average premium to its NAV per common share as shown in the accompanying table.

	JPC	JPS
Common shares sold through shelf offering	1,185,860	921,252
Weighted average premium to NAV per common share sold	1.18%	1.16%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing JPC, JPI, JPS and JPT to repurchase an aggregate of up to approximately 10% of its outstanding common shares. NPFD is currently not authorized to repurchase its common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of January 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,380,000	2,275,000	20,475,000	680,000

OTHER COMMON SHARE INFORMATION

As of January 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	JPC	JPI	JPS	JPT	NPFD
Common share NAV	$9.52	$24.21	$9.43	$23.96	$24.36
Common share price	$9.19	$24.25	$9.28	$23.87	$24.78
Premium/(Discount) to NAV	(3.47)%	0.17%	(1.59)%	(0.38)%	1.72%
Average premium/(discount) to NAV	(0.53)%	1.19%	(0.46)%	0.26%	2.40%

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JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	(0.76)%	5.48%	5.64%	8.14%
JPC at Common Share Price	(5.03)%	7.02%	6.03%	9.08%
ICE BofA U.S. All Capital Securities Index	(2.31)%	1.63%	5.86%	6.81%
JPC Blended Benchmark	(2.48)%	1.21%	5.79%	6.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Daily Common Share NAV and Share Price

*

For purposes of Fund performance, relative results are measured against the JPC Blended Benchmark. The JPC Blended Benchmark consists of: 1) 50% ICE BofA Fixed Rate Preferred Securities Index, 2) 30% ICE BofA U.S. All Capital Securities Index and 3) 20% ICE USD Contingent Capital Index (CDLR). Prior to December 31, 2013: 1) 82.5% ICE BofA Fixed Rate Preferred Securities Index and 2) 17.5% Bloomberg Capital Securities Index. Refer to the Glossary of Terms Used in this Report for further details on the Fund’s Blended Benchmark compositions.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	80.5%
$25 Par (or similar) Retail Preferred	34.2%
Contingent Capital Securities	30.7%
Corporate Bonds	8.3%
Convertible Preferred Securities	4.1%
Common Stocks	0.4%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	159.8%
Borrowings	(47.3)%
Reverse Repurchase Agreements	(12.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	41.0%
Insurance	14.3%
Capital Markets	9.6%
Food Products	5.2%
Diversified Financial Services	3.8%
Electric Utilities	3.6%
Multi-Utilities	2.7%
Other[2]	18.8%
Repurchase Agreements	1.0%
Total	100%

Country Allocation1

(% of total investments)

United States	73.3%
United Kingdom	8.0%
Switzerland	4.1%
France	3.4%
Canada	3.1%
Spain	1.3%
Australia	1.3%
Netherlands	1.1%
Germany	1.0%
Italy	0.9%
Ireland	0.7%
Other	1.8%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc	3.4%
JPMorgan Chase & Co	3.2%
Bank of America Corp	2.9%
Wells Fargo & Co	2.9%
Land O’ Lakes Inc	2.8%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.1%
BBB	57.8%
BB or Lower	36.8%
N/R (not rated)	5.3%
Total	100%

1	Includes 1.3% (as a percentage of total investments) in emerging market countries.
2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of January 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPI at Common Share NAV	(1.57)%	5.19%	6.74%	7.94%
JPI at Common Share Price	(4.71)%	6.60%	7.54%	7.79%
ICE BofA U.S. All Capital Securities Index	(2.31)%	1.63%	5.86%	6.65%
JPI Blended Benchmark	(2.01)%	1.86%	6.38%	5.98%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

*

For purposes of Fund performance, relative results are measured against the JPI Blended Benchmark. The JPI Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). Prior to December 31, 2013: 1) 65% ICE BofA Fixed Rate Preferred Securities Index and 2) 35% Bloomberg Capital Securities Index. Refer to the Glossary of Terms Used in this Report for further details on the Fund’s Blended Benchmark compositions.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	72.7%
Contingent Capital Securities	51.9%
$25 Par (or similar) Retail Preferred	28.2%
Corporate Bonds	0.7%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	154.6%
Borrowings	(42.8)%
Reverse Repurchase Agreements	(11.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	48.0%
Insurance	14.6%
Capital Markets	12.1%
Diversified Financial Services	4.8%
Food Products	4.7%
Other[2]	15.7%
Repurchase Agreements	0.1%
Total	100%

Country Allocation1

(% of total investments)

United States	58.0%
United Kingdom	12.8%
Switzerland	7.2%
France	6.0%
Spain	2.3%
Australia	2.2%
Canada	2.0%
Netherlands	1.9%
Germany	1.7%
Italy	1.5%
Ireland	1.2%
Other	3.2%
Total	100%

Top Five Issuers

(% of total long-term
investments)

UBS Group AG	3.7%
HSBC Holdings PLC	3.6%
Credit Suisse Group AG	3.5%
Citigroup Inc	3.2%
Barclays PLC	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.2%
BBB	61.2%
BB or Lower	36.2%
N/R (not rated)	2.4%
Total	100%

1	Includes 2.1% (as a percentage of total investments) in emerging market countries.
2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of January 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	(1.84)%	3.42%	6.51%	8.41%
JPS at Common Share Price	(4.43)%	5.75%	6.54%	8.64%
ICE BofA U.S. All Capital Securities Index	(2.31)%	1.63%	5.86%	6.48%
JPS Blended Benchmark	(2.01)%	1.86%	6.38%	6.78%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Daily Common Share NAV and Share Price

*

For purposes of Fund performance, relative results are measured against the JPS Blended Benchmark. The JPS Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). Prior to December 31, 2013: 1) 55% ICE BofA Fixed Rate Preferred Securities Index and 2) 45% Bloomberg Capital Securities Tier-1 Index. Refer to the Glossary of Terms Used in this Report for further details on the Fund’s Blended Benchmark compositions.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	79.1%
Contingent Capital Securities	54.8%
$25 Par (or similar) Retail Preferred	16.7%
Corporate Bonds	4.5%
Convertible Preferred Securities	1.8%
Investment Companies	1.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	159.2%
Borrowings	(45.0)%
Reverse Repurchase Agreements	(14.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	52.0%
Insurance	15.5%
Capital Markets	14.0%
Electric Utilities	3.9%
Other[2]	13.2%
Repurchase Agreements	0.7%
Investment Companies	0.7%
Total	100%

Country Allocation1

(% of total investments)

United States	52.8%
United Kingdom	13.4%
France	10.0%
Switzerland	8.1%
Finland	2.8%
Canada	2.2%
Spain	2.0%
Norway	1.8%
Netherlands	1.2%
Australia	1.2%
Japan	1.2%
Other	3.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Barclays PLC	4.1%
UBS Group AG	3.4%
Wells Fargo & Co	3.3%
BNP Paribas SA	3.2%
Societe Generale SA	3.2%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	7.1%
BBB	79.2%
BB or Lower	13.7%
Total	100%

1	Includes 0.0% (as a percentage of total investments) in emerging market countries.
2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JPT	Nuveen Preferred and Income Fund Performance Overview and Holding Summaries as of January 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPT at Common Share NAV	(1.51)%	4.06%	5.55%	5.49%
JPT at Common Share Price	(3.46)%	2.79%	5.25%	5.15%
ICE BofA U.S. All Capital Securities Index	(2.31)%	1.63%	5.86%	5.90%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

*	For purposes of Fund performance, relative results are measured against the ICE BofA U.S. All Capital Securities Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	93.6%
$25 Par (or similar) Retail Preferred	32.6%
Corporate Bonds	1.3%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	128.7%
Borrowings	(28.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	32.0%
Insurance	23.7%
Capital Markets	7.1%
Food Products	7.0%
Diversified Financial Services	6.9%
Oil, Gas & Consumable Fuels	4.4%
Other[2]	18.5%
Repurchase Agreements	0.4%
Total	100%

Country Allocation1

(% of total investments)

United States	83.1%
Canada	3.7%
United Kingdom	2.8%
Ireland	2.8%
Bermuda	2.3%
Australia	2.3%
France	1.6%
Other	1.4%
Total	100%

Top Five Issuers

(% of total long- term investments)

Citigroup Inc	4.2%
JPMorgan Chase & Co	3.8%
Wells Fargo & Co	3.4%
Land O’ Lakes Inc	3.3%
Bank of America Corp	3.1%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	1.1%
BBB	60.7%
BB or Lower	35.1%
N/R (not rated)	3.1%
Total	100%

1	Includes 2.8% (as a percentage of total investments) in emerging market countries.
2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

NPFD	Nuveen Variable Rate Preferred & Income Fund Performance Overview and Holding Summaries as of January 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Cumulative Total Returns as of January 31, 2022*

Since Inception
NPFD at Common Share NAV	(2.56)%
NPFD at Common Share Price	(0.88)%
ICE Variable Rate Preferred & Hybrid Securities Index	(0.73)%
NPFD Blended Benchmark	(0.83)%

Since inception returns are from 12/15/2021. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

*

For purposes of Fund performance, relative results are measured against the NPFD Blended Benchmark. The NPFD Blended Benchmark consists of: 1) 80% ICE Variable Rate Preferred & Hybrid Securities Index and 2) 20% ICE USD Contingent Capital Index (CDLR).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	94.1%
Contingent Capital Securities	30.6%
$25 Par (or similar) Retail Preferred	24.2%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	3.3%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	152.7%
Borrowings	(32.8)%
Reverse Repurchase Agreements	(19.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	45.3%
Insurance	13.6%
Capital Markets	12.6%
Oil, Gas & Consumable Fuels	5.1%
Trading Companies & Distributors	3.6%
Electric Utilities	3.3%
Other[2]	16.2%
Repurchase Agreements	0.3%
Total	100%

Country Allocation1

(% of total investments)

United States	66.5%
United Kingdom	9.0%
Canada	4.7%
Switzerland	4.5%
France	3.8%
Ireland	2.2%
Australia	2.1%
Spain	1.4%
Netherlands	1.2%
Italy	1.2%
Other	3.4%
Total	100%

Top Five Issuers

(% of total long- term investments)

Citigroup Inc	4.8%
JPMorgan Chase & Co	4.4%
Wells Fargo & Co	3.8%
Bank of America Corp	3.3%
Goldman Sachs Group Inc	3.0%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	0.2%
BBB	63.8%
BB or Lower	33.5%
N/R (not rated)	2.5%
Total	100%

1	Includes 1.8% (as a percentage of total investments) in emerging market countries.
2	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

Shareholder Meeting Report

A special meeting of shareholders was held on December 17, 2021 for JPT. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting shareholders were asked to approve an amendment to the Fund’s Declaration of Trust. The meeting was subsequently adjourned to January 19, 2022 in order to seek additional shareholder participation.

JPT
Common Shares
To approve an amendment to the Fund’s Declaration of Trust
For	3,462,697
Against	299,684
Abstain	186,995
Total	3,949,376

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 158.2% (99.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 80.5% (50.4% of Total Investments)

	Auto Components – 1.1%

$3,625	Adient US LLC, 144A	9.000%	4/15/25	BB-	$3,841,412
6,600	American Axle & Manufacturing Inc, (3)	6.500%	4/01/27	B+	6,798,000
	Total Auto Components				10,639,412

	Automobiles – 3.1%

7,485	General Motors Financial Co Inc	5.700%	N/A (4)	BB+	8,411,643
9,140	General Motors Financial Co Inc, (3)	5.750%	N/A (4)	BB+	9,645,442
11,750	General Motors Financial Co Inc, (3), (5)	6.500%	N/A (4)	BB+	12,807,500
	Total Automobiles				30,864,585

	Banks – 32.1%

3,685	Bank of America Corp	4.375%	N/A (4)	BBB+	3,639,306
3,540	Bank of America Corp	6.250%	N/A (4)	BBB+	3,752,400
27,985	Bank of America Corp, (3), (5), (6)	6.500%	N/A (4)	BBB+	30,117,457
5,560	Bank of America Corp, (3)	6.300%	N/A (4)	BBB+	6,088,200
1,415	Bank of America Corp	6.100%	N/A (4)	BBB+	1,525,243
1,820	Citigroup Inc	4.150%	N/A (4)	BBB-	1,775,810
16,055	Citigroup Inc, (3)	6.250%	N/A (4)	BBB-	17,740,775
6,290	Citigroup Inc, (3)	5.000%	N/A (4)	BBB-	6,360,071
9,981	Citigroup Inc	5.950%	N/A (4)	BBB-	10,529,955
7,145	Citigroup Inc	6.300%	N/A (4)	BBB-	7,347,204
2,215	Citizens Financial Group Inc, (3)	4.000%	N/A (4)	BB+	2,173,469
1,685	Citizens Financial Group Inc	6.375%	N/A (4)	BB+	1,727,125
3,150	CoBank ACB, (3)	6.250%	N/A (4)	BBB+	3,449,250
2,420	Farm Credit Bank of Texas, 144A, (3)	5.700%	N/A (4)	Baa1	2,571,250
1,900	Fifth Third Bancorp, (3)	4.500%	N/A (4)	Baa3	1,957,000
14,985	First Citizens BancShares Inc/NC	5.800%	N/A (4)	N/R	15,546,937
910	Goldman Sachs Group Inc/The	4.400%	N/A (4)	BB+	889,525
925	Goldman Sachs Group Inc/The	3.800%	N/A (4)	BBB-	889,656
2,314	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB	3,748,680
3,025	Huntington Bancshares Inc/OH, (3)	5.700%	N/A (4)	Baa3	3,040,125
5,525	Huntington Bancshares Inc/OH	5.625%	N/A (4)	Baa3	6,203,028
2,660	JPMorgan Chase & Co, (3)	6.100%	N/A (4)	BBB+	2,822,925
33,555	JPMorgan Chase & Co, (3)	6.750%	N/A (4)	BBB+	35,927,338
4,665	JPMorgan Chase & Co	3.650%	N/A (4)	BBB+	4,484,791
7,275	JPMorgan Chase & Co	5.000%	N/A (4)	BBB+	7,402,313
2,485	KeyCorp	5.000%	N/A (4)	Baa3	2,615,463
12,655	Lloyds Bank PLC, 144A	12.000%	N/A (4)	Baa3	12,655,000
1,440	M&T Bank Corp, (3)	3.500%	N/A (4)	Baa2	1,353,758
1,880	M&T Bank Corp	5.125%	N/A (4)	Baa2	1,997,848
6,970	M&T Bank Corp, (3)	6.450%	N/A (4)	Baa2	7,325,121
2,222	PNC Financial Services Group Inc/The	5.000%	N/A (4)	Baa2	2,310,880
1,710	PNC Financial Services Group Inc/The	3.400%	N/A (4)	Baa2	1,611,658
21,977	PNC Financial Services Group Inc/The, (3-Month LIBOR reference rate + 3.678% spread), (3), (7)	3.804%	N/A (4)	Baa2	22,130,950
8,290	Regions Financial Corp	5.750%	N/A (4)	BB+	8,912,496
785	SVB Financial Group	4.700%	N/A (4)	Baa2	779,270
875	SVB Financial Group	4.100%	N/A (4)	Baa2	826,193
3,690	SVB Financial Group	4.000%	N/A (4)	Baa2	3,586,570
10,155	Truist Financial Corp, (5)	4.800%	N/A (4)	Baa2	10,358,100
2,690	Truist Financial Corp	5.100%	N/A (4)	Baa2	2,918,650
1,930	Truist Financial Corp	5.050%	N/A (4)	Baa2	1,910,700

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$9,458	Truist Financial Corp, (5)	4.950%	N/A (4)	Baa2	$10,010,536
1,385	Wells Fargo & Co, (3)	7.950%	11/15/29	Baa1	1,848,155
7,780	Wells Fargo & Co, (3)	3.900%	N/A (4)	Baa2	7,705,701
20,134	Wells Fargo & Co, (3), (5)	5.875%	N/A (4)	Baa2	21,524,252
3,490	Wells Fargo & Co	5.900%	N/A (4)	Baa2	3,577,250
11,196	Zions Bancorp NA, (5)	7.200%	N/A (4)	BB+	11,847,160
1,105	Zions Bancorp NA	5.800%	N/A (4)	BB+	1,126,609
	Total Banks				320,642,153

	Capital Markets – 3.3%

2,040	Bank of New York Mellon Corp/The	4.700%	N/A (4)	Baa1	2,149,650
2,250	Charles Schwab Corp/The, (3)	4.000%	N/A (4)	BBB	2,222,843
4,325	Charles Schwab Corp/The	7.000%	N/A (4)	BBB	4,352,031
11,935	Charles Schwab Corp/The	5.375%	N/A (4)	BBB	12,818,190
5,069	Goldman Sachs Group Inc/The	5.500%	N/A (4)	BBB-	5,316,621
1,555	Goldman Sachs Group Inc/The	4.125%	N/A (4)	BBB-	1,518,069
4,411	Goldman Sachs Group Inc/The	5.300%	N/A (4)	BBB-	4,730,797
	Total Capital Markets				33,108,201

	Communications Equipment – 0.2%
2,315	Vodafone Group PLC, (3)	4.125%	6/04/81	BB+	2,205,084

	Consumer Finance – 3.5%

14,134	Ally Financial Inc, (3)	4.700%	N/A (4)	Ba2	13,973,579
6,365	Ally Financial Inc	4.700%	N/A (4)	Ba2	6,301,350
3,335	American Express Co	3.550%	N/A (4)	Baa2	3,193,262
3,215	Capital One Financial Corp	3.950%	N/A (4)	Baa3	3,142,663
8,120	Discover Financial Services, (3)	6.125%	N/A (4)	Ba2	8,761,967
	Total Consumer Finance				35,372,821

	Diversified Financial Services – 4.4%

9,325	American AgCredit Corp, 144A, (3)	5.250%	N/A (4)	BB+	9,511,500
2,590	Capital Farm Credit ACA, 144A, (3)	5.000%	N/A (4)	BB	2,654,750
13,000	Compeer Financial ACA, 144A, (3), (9)	6.750%	N/A (4)	BB+	13,104,000
1,100	Compeer Financial ACA, 144A	4.875%	N/A (4)	BB+	1,116,500
3,670	Equitable Holdings Inc	4.950%	N/A (4)	BBB-	3,770,925
13,001	Voya Financial Inc, (3)	6.125%	N/A (4)	BBB-	13,456,035
	Total Diversified Financial Services				43,613,710

	Electric Utilities – 4.6%

2,070	American Electric Power Co Inc	3.875%	2/15/62	BBB-	2,030,551
5,880	Edison International, (3)	5.000%	N/A (4)	BB+	5,857,538
1,200	Edison International, (3)	5.375%	N/A (4)	BB+	1,217,250
1,565	Electricite de France SA, 144A, (3)	5.250%	N/A (4)	Baa3	1,590,431
21,680	Emera Inc, (3)	6.750%	6/15/76	BB+	24,444,200
7,475	NextEra Energy Capital Holdings Inc, (3)	5.650%	5/01/79	BBB	8,307,373
2,165	Southern Co/The, (6)	4.000%	1/15/51	BBB-	2,181,259
	Total Electric Utilities				45,628,602

	Food Products – 4.6%

2,145	Dairy Farmers of America Inc, 144A	7.125%	N/A (4)	BB+	2,236,162
3,860	Land O’ Lakes Inc, 144A, (3)	7.250%	N/A (4)	BB	4,159,150
29,460	Land O’ Lakes Inc, 144A, (3)	8.000%	N/A (4)	BB	31,632,675
7,435	Land O’ Lakes Inc, 144A, (3)	7.000%	N/A (4)	BB	7,881,100
	Total Food Products				45,909,087

	Health Care Providers & Services – 0.5%

4,900	Tenet Healthcare Corp, 144A, (3)	7.500%	4/01/25	B+	5,104,683

	Independent Power & Renewable Electricity Producers – 1.6%

1,350	AES Andes SA, 144A, (3)	7.125%	3/26/79	BB	1,380,443

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers (continued)

$2,775	AES Andes SA, 144A	6.350%	10/07/79	BB	$2,822,716
8,525	Vistra Corp, 144A	8.000%	N/A (4)	Ba3	8,844,687
2,815	Vistra Corp, 144A	7.000%	N/A (4)	Ba3	2,800,925
	Total Independent Power & Renewable Electricity Producers				15,848,771

	Industrial Conglomerates – 0.9%

9,026	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (3), (7)	3.533%	N/A (4)	BBB-	8,822,915

	Insurance – 13.1%

1,615	Aegon NV	5.500%	4/11/48	BBB	1,816,270
1,550	American International Group Inc, (6)	5.750%	4/01/48	BBB-	1,690,384
9,409	Assurant Inc	7.000%	3/27/48	BB+	10,655,692
11,519	Assured Guaranty Municipal Holdings Inc, 144A, (6)	6.400%	12/15/66	BBB+	12,651,080
2,465	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,568,062
2,395	Enstar Finance LLC	5.750%	9/01/40	BB+	2,478,754
5,720	Enstar Finance LLC	5.500%	1/15/42	BB+	5,640,608
1,485	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	1,579,298
5,075	Markel Corp	6.000%	N/A (4)	BBB-	5,417,563
11,660	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	15,536,950
8,088	MetLife Inc, 144A, (6)	9.250%	4/08/38	BBB	11,952,431
2,275	MetLife Inc	3.850%	N/A (4)	BBB	2,292,063
1,430	MetLife Inc	5.875%	N/A (4)	BBB	1,577,639
575	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	718,797
9,550	Nationwide Financial Services Inc, (3), (6)	6.750%	5/15/37	Baa2	11,245,125
2,485	PartnerRe Finance B LLC, (6)	4.500%	10/01/50	Baa1	2,546,280
5,065	Provident Financing Trust I	7.405%	3/15/38	BB+	6,191,962
745	Prudential Financial Inc, (6)	3.700%	10/01/50	BBB+	729,301
9,055	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	9,802,037
1,215	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,319,842
2,960	QBE Insurance Group Ltd, 144A, (3)	5.875%	N/A (4)	Baa2	3,130,200
9,700	SBL Holdings Inc, 144A	6.500%	N/A (4)	BB	9,215,000
10,685	SBL Holdings Inc, 144A	7.000%	N/A (4)	BB	10,524,725
	Total Insurance				131,280,063

	Multi-Utilities – 2.5%

2,125	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	2,099,556
6,420	CenterPoint Energy Inc	6.125%	N/A (4)	BBB-	6,565,156
850	CMS Energy Corp, (6)	4.750%	6/01/50	BBB-	898,620
3,400	Dominion Energy Inc	4.350%	N/A (4)	BBB-	3,425,500
1,320	NiSource Inc	5.650%	N/A (4)	BBB-	1,343,100
3,005	Sempra Energy	4.125%	4/01/52	BBB-	2,925,679
7,280	Sempra Energy	4.875%	N/A (4)	BBB-	7,614,516
	Total Multi-Utilities				24,872,127

	Oil, Gas & Consumable Fuels – 1.8%

1,540	Enbridge Inc, (3)	6.000%	1/15/77	BBB-	1,634,147
800	Enbridge Inc	5.500%	7/15/77	BBB-	816,138
3,765	Enbridge Inc	5.750%	7/15/80	BBB-	4,122,675
1,705	Energy Transfer LP	6.500%	N/A (4)	BB	1,743,891
1,735	MPLX LP	6.875%	N/A (4)	BB+	1,726,325
6,450	Transcanada Trust, (3)	5.875%	8/15/76	BBB	6,888,600
1,400	Transcanada Trust	5.500%	9/15/79	BBB	1,470,000
	Total Oil, Gas & Consumable Fuels				18,401,776

	Trading Companies & Distributors – 2.2%

7,560	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	8,092,753
3,205	AerCap Holdings NV	5.875%	10/10/79	BB+	3,251,472
2,180	Air Lease Corp, (3)	4.650%	N/A (4)	BB+	2,196,830
1,960	ILFC E-Capital Trust I, 144A	3.370%	12/21/65	B+	1,631,700

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors (continued)

$8,474	ILFC E-Capital Trust I, 144A	3.620%	12/21/65	BB+	$7,351,195
	Total Trading Companies & Distributors				22,523,950

	U.S. Agency – 0.6%

5,835	Farm Credit Bank of Texas, 144A, (3)	6.200%	N/A (4)	BBB+	6,258,038

	Wireless Telecommunication Services – 0.4%

3,285	Vodafone Group PLC	7.000%	4/04/79	BB+	3,775,638
	Total $1,000 Par (or similar) Institutional Preferred (cost $766,961,950)				804,871,616

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.2% (21.4% of Total Investments)

	Banks – 9.1%

63,000	Bank of America Corp	4.375%		BBB+	$1,489,320
389,931	Citigroup Inc, (5)	7.125%		BBB-	10,457,949
127,675	CoBank ACB, (8)	6.250%		BBB+	13,252,665
93,724	CoBank ACB, (8)	6.200%		BBB+	10,098,761
165,500	Farm Credit Bank of Texas, 144A, (3), (8)	6.750%		Baa1	17,046,500
236,981	Fifth Third Bancorp, (3)	6.625%		Baa3	6,495,650
178,757	FNB Corp/PA, (3)	7.250%		Ba1	4,853,253
138,275	KeyCorp	6.125%		Baa3	3,975,406
72,962	People’s United Financial Inc	5.625%		BB+	2,000,618
247,561	Regions Financial Corp, (3)	6.375%		BB+	6,941,610
61,900	Regions Financial Corp	5.700%		BB+	1,648,397
91,115	Synovus Financial Corp	5.875%		BB-	2,434,593
66,100	Truist Financial Corp	4.750%		Baa2	1,680,262
68,200	Wells Fargo & Co	4.750%		Baa2	1,694,088
187,400	Western Alliance Bancorp, (3)	4.250%		Ba1	4,726,228
91,847	Wintrust Financial Corp	6.875%		BB	2,546,917
	Total Banks				91,342,217

	Capital Markets – 4.5%

79,169	Charles Schwab Corp/The	5.950%		BBB	2,036,227
33,793	Goldman Sachs Group Inc/The	5.500%		BB+	884,363
741,766	Morgan Stanley, (3), (5)	7.125%		Baa3	20,087,023
110,293	Morgan Stanley	6.875%		Baa3	2,991,146
209,211	Morgan Stanley	5.850%		Baa3	5,774,224
100,352	Morgan Stanley	6.375%		Baa3	2,735,595
276,907	Stifel Financial Corp, (3)	6.250%		BB-	7,205,120
130,906	Stifel Financial Corp, (3)	6.125%		BB-	3,385,229
	Total Capital Markets				45,098,927

	Consumer Finance – 0.7%

84,573	Capital One Financial Corp, (3)	5.000%		Baa3	2,120,245
204,314	Synchrony Financial, (3)	5.625%		BB-	5,310,121
	Total Consumer Finance				7,430,366

	Diversified Financial Services – 1.7%

74,600	AgriBank FCB, (8)	6.875%		BBB+	7,944,900
114,400	Equitable Holdings Inc	5.250%		BBB-	2,932,072
204,839	Voya Financial Inc	5.350%		BBB-	5,868,637
	Total Diversified Financial Services				16,745,609

	Diversified Telecommunication Services – 0.8%

52,800	AT&T Inc, (3)	4.750%		BBB-	1,297,296
259,100	Qwest Corp	6.750%		BBB-	6,573,367
	Total Diversified Telecommunication Services				7,870,663

Shares	Description (1)	Coupon		Ratings (2)	Value

	Electric Utilities – 0.3%

100,000	Duke Energy Corp, (3)	5.750%		BBB-	$2,673,000

	Equity Real Estate Investment Trust – 1.2%

142,800	Pebblebrook Hotel Trust	6.375%		N/R	3,571,428
132,500	Pebblebrook Hotel Trust	5.700%		N/R	3,113,750
66,300	Summit Hotel Properties Inc	5.875%		N/R	1,630,980
138,800	Sunstone Hotel Investors Inc	6.125%		N/R	3,472,776
	Total Equity Real Estate Investment Trust				11,788,934

	Food Products – 3.7%

295,811	CHS Inc, (3)	7.875%		N/R	8,134,803
487,106	CHS Inc	7.100%		N/R	13,322,349
468,864	CHS Inc	6.750%		N/R	12,771,855
23,900	Dairy Farmers of America Inc, 144A, (5), (8), (9)	7.875%		BB+	2,413,900
	Total Food Products				36,642,907

	Insurance – 8.4%

274,600	American Equity Investment Life Holding Co	5.950%		BB	7,359,280
137,600	American Equity Investment Life Holding Co	6.625%		BB	3,784,000
302,283	Argo Group US Inc, (3)	6.500%		BBB-	7,756,582
249,028	Aspen Insurance Holdings Ltd	5.950%		BB+	6,721,266
66,100	Aspen Insurance Holdings Ltd	5.625%		BB+	1,693,482
48,200	Assurant Inc	5.250%		BB+	1,226,208
411,533	Athene Holding Ltd, (3)	6.350%		BBB	11,444,733
370,852	Athene Holding Ltd	6.375%		BBB	10,061,215
63,400	Delphi Financial Group Inc, (8), (9)	3.346%		BBB	1,378,950
459,098	Enstar Group Ltd, (3)	7.000%		BB+	12,840,971
255,780	Hartford Financial Services Group Inc/The, (3)	7.875%		Baa2	6,514,716
219,645	Maiden Holdings North America Ltd	7.750%		N/R	4,821,010
113,445	Reinsurance Group of America Inc, (3)	6.200%		BBB+	2,932,553
157,800	Reinsurance Group of America Inc	5.750%		BBB+	4,541,484
46,100	Selective Insurance Group Inc	4.600%		BBB-	1,101,790
	Total Insurance				84,178,240

	Multi-Utilities – 0.7%

271,210	Algonquin Power & Utilities Corp	6.200%		BB+	7,252,156

	Oil, Gas & Consumable Fuels – 1.2%

35,700	Energy Transfer LP	7.600%		BB	888,930
167,226	NuStar Energy LP	6.969%		B2	4,115,432
148,751	NuStar Energy LP	7.625%		B2	3,269,547
127,137	NuStar Logistics LP	6.975%		B	3,205,124
	Total Oil, Gas & Consumable Fuels				11,479,033

	Thrifts & Mortgage Finance – 1.1%

75,580	Federal Agricultural Mortgage Corp	6.000%		N/R	2,023,276
337,570	New York Community Bancorp Inc, (3)	6.375%		Ba2	9,354,065
	Total Thrifts & Mortgage Finance				11,377,341

	Trading Companies & Distributors – 0.3%

124,215	Air Lease Corp	6.150%		BB+	3,259,402

	Wireless Telecommunication Services – 0.5%

177,000	United States Cellular Corp	6.250%		BB+	4,543,590
	Total $25 Par (or similar) Retail Preferred (cost $330,762,660)				341,682,385

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 30.7% (19.3% of Total Investments) (10)

	Banks – 23.3%

$2,025	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$2,257,875

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 23.3% (continued)

$3,805	Banco Bilbao Vizcaya Argentaria SA, (3)	6.125%	N/A (4)	Ba2	$3,904,881
5,975	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	6,206,531
1,400	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (4)	Ba2	1,424,500
3,120	Banco Mercantil del Norte SA/Grand Cayman, 144A, (3)	7.625%	N/A (4)	Ba2	3,186,830
5,600	Banco Santander SA, Reg S, (3)	7.500%	N/A (4)	Ba1	5,949,104
4,905	Banco Santander SA	4.750%	N/A (4)	Ba1	4,713,705
9,910	Barclays PLC	8.000%	N/A (4)	BBB-	10,799,125
8,865	Barclays PLC	7.750%	N/A (4)	BBB-	9,419,063
6,440	Barclays PLC	6.125%	N/A (4)	BBB-	6,848,618
1,600	Barclays PLC	4.375%	N/A (4)	BBB-	1,510,560
1,000	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	1,132,500
10,495	BNP Paribas SA, 144A, (5)	7.375%	N/A (4)	BBB	11,736,558
8,145	BNP Paribas SA, 144A	6.625%	N/A (4)	BBB	8,590,532
2,165	Credit Agricole SA, 144A	4.750%	N/A (4)	BBB	2,124,406
5,985	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	6,486,244
7,445	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	8,612,004
5,100	Credit Suisse Group AG, 144A	5.250%	N/A (4)	BB+	5,085,720
1,815	Danske Bank A/S, Reg S	6.125%	N/A (4)	BBB-	1,878,561
1,840	Danske Bank A/S, Reg S	4.375%	N/A (4)	BBB-	1,775,600
1,600	Danske Bank A/S, Reg S, (3)	7.000%	N/A (4)	BBB-	1,716,992
4,010	HSBC Holdings PLC, (3)	6.375%	N/A (4)	BBB	4,210,500
15,344	HSBC Holdings PLC, (5)	6.375%	N/A (4)	BBB	16,221,984
11,850	HSBC Holdings PLC, (3)	6.000%	N/A (4)	BBB	12,509,215
6,130	ING Groep NV, Reg S	6.750%	N/A (4)	BBB	6,520,788
3,210	ING Groep NV	6.500%	N/A (4)	BBB	3,434,700
5,280	ING Groep NV	5.750%	N/A (4)	BBB	5,550,600
7,590	Intesa Sanpaolo SpA, 144A, (3)	7.700%	N/A (4)	BB-	8,330,025
11,565	Lloyds Banking Group PLC, (3)	7.500%	N/A (4)	Baa3	12,550,107
6,995	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	7,759,728
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	BB+	3,504,938
6,385	NatWest Group PLC	8.000%	N/A (4)	BBB-	7,191,106
5,405	NatWest Group PLC, (3)	6.000%	N/A (4)	BBB-	5,692,006
3,985	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB+	4,420,879
1,975	Societe Generale SA, 144A	8.000%	N/A (4)	BB	2,230,387
6,536	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	7,000,710
2,066	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB	2,200,290
2,820	Societe Generale SA, 144A	4.750%	N/A (4)	BB+	2,785,906
4,845	Standard Chartered PLC, 144A	4.300%	N/A (4)	BBB-	4,530,075
2,010	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB-	2,115,364
3,120	Standard Chartered PLC, 144A	6.000%	N/A (4)	BBB-	3,260,400
5,060	UniCredit SpA, Reg S	8.000%	N/A (4)	BB-	5,477,450
218,766	Total Banks				232,857,067

	Capital Markets – 7.4%

2,090	Credit Suisse Group AG, 144A	6.375%	N/A (4)	BB+	2,181,438
10,229	Credit Suisse Group AG, 144A, (3)	7.250%	N/A (4)	BB+	10,932,244
3,925	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	4,183,030
8,750	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	9,105,600
14,020	Deutsche Bank AG, (3)	6.000%	N/A (4)	BB-	14,125,150
10,095	UBS Group AG, Reg S, (3)	7.000%	N/A (4)	BBB	10,970,741
1,640	UBS Group AG, Reg S	5.125%	N/A (4)	BBB	1,693,457
7,950	UBS Group AG, 144A, (3)	7.000%	N/A (4)	BBB	8,402,196
6,455	UBS Group AG, Reg S, (3)	6.875%	N/A (4)	BBB	7,011,382
1,715	UBS Group AG, 144A	4.875%	N/A (4)	BBB	1,712,599
4,590	UBS Group AG, 144A	3.875%	N/A (4)	BBB	4,407,547
71,459	Total Capital Markets				74,725,384
$290,225	Total Contingent Capital Securities (cost $296,032,532)				307,582,451

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.3% (5.2% of Total Investments)

	Banks – 0.1%

$1,180	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	$1,281,752

	Containers & Packaging – 0.4%

3,444	Sealed Air Corp, 144A, (3)	6.875%	7/15/33	BB+	4,115,580

	Entertainment – 1.2%

11,350	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	11,787,883

	Food & Staples Retailing – 0.8%

7,675	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (3)	7.500%	3/15/26	BB	8,147,012

	Health Care Providers & Services – 0.3%

3,350	MEDNAX Inc, 144A	6.250%	1/15/27	B+	3,500,181

	Insurance – 1.2%

2,575	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	2,697,312
7,117	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	9,679,120
9,692	Total Insurance				12,376,432

	Interactive Media & Services – 0.7%

6,605	TripAdvisor Inc, 144A, (3)	7.000%	7/15/25	BB-	6,918,738

	Media – 1.3%

6,275	DISH DBS Corp, (3)	7.375%	7/01/28	B-	6,063,846
4,725	ViacomCBS Inc, (3), (6)	6.875%	4/30/36	BBB	6,486,373
11,000	Total Media				12,550,219

	Oil, Gas & Consumable Fuels – 0.7%

6,510	Enviva Partners LP / Enviva Partners Finance Corp, 144A, (3)	6.500%	1/15/26	BB-	6,725,676

	Semiconductors & Semiconductor Equipment – 0.7%

6,358	Amkor Technology Inc, 144A, (3)	6.625%	9/15/27	BB	6,683,848

	Specialty Retail – 0.6%

5,600	Bath & Body Works Inc	6.875%	11/01/35	BB	6,440,000

	Technology Hardware, Storage & Peripherals – 0.3%

2,500	Dell International LLC / EMC Corp	6.200%	7/15/30	BBB	3,036,200
$75,264	Total Corporate Bonds (cost $79,400,600)				83,563,521

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.1% (2.5% of Total Investments)

	Banks – 0.9%

6,400	Wells Fargo & Co, (3)	7.500%		Baa2	$9,114,304

	Electric Utilities – 1.0%

159,500	NextEra Energy Inc	6.219%		BBB	8,196,705
24,600	Southern Co/The	6.750%		BBB-	1,311,180
	Total Electric Utilities				9,507,885

	Multi-Utilities – 0.7%

72,900	Dominion Energy Inc	7.250%		BBB-	7,437,258

	Semiconductors & Semiconductor Equipment – 1.5%

8,050	Broadcom Inc	8.000%		N/R	14,744,541
	Total Convertible Preferred Securities (cost $34,059,116)				40,803,988

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Shares	Description (1)			Value

	COMMON STOCKS – 0.4% (0.2% of Total Investments)

	Multi-Utilities – 0.4% (0.2% of Total Investments)

26,568	Sempra Energy			$3,670,635
	Total Common Stocks (cost $3,534,924)			3,670,635
	Total Long-Term Investments (cost $1,510,751,782)			1,582,174,596

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.0% of Total Investments)

$15,251	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/22, repurchase price $15,251,018, collateralized by $16,117,400, U.S. Treasury Bond, 1.875%, due 2/15/41, value $15,556,083	0.000%	2/01/22	$15,251,018
	Total Short-Term Investments (cost $15,251,018)			15,251,018
	Total Investments (cost $1,526,002,800) – 159.7%			1,597,425,614
	Borrowings – (47.3)% (11), (12)			(473,400,000)
	Reverse Repurchase Agreements, including accrued interest – (12.5)% (13)			(124,670,820)
	Other Assets Less Liabilities – 0.1% (14)			979,602
	Net Assets Applicable to Common Shares – 100%			$1,000,334,396

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(310)	3/22	$(40,142,026)	$(39,670,313)	$471,713	$(4,844)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(9,109,368)	$(9,109,368)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(2,670,428)	(2,670,428)
Total	$325,500,000								$(11,779,796)	$(11,779,796)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $130,133,031 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $129,386,542.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(11)	Borrowings as a percentage of Total Investments is 29.6%.

(12)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $940,232,132 have been pledged as collateral for borrowings.

(13)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 7.8%.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 153.5% (99.9% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 72.7% (47.3% of Total Investments)

	Automobiles – 2.4%

$3,610	General Motors Financial Co Inc.	5.700%	N/A (3)	BB+	$4,056,918
8,463	General Motors Financial Co Inc, (4)	5.750%	N/A (3)	BB+	8,931,004
	Total Automobiles				12,987,922

	Banks – 25.7%

3,430	Bank of America Corp	4.375%	N/A (3)	BBB+	3,387,468
3,290	Bank of America Corp	6.250%	N/A (3)	BBB+	3,487,400
3,620	Bank of America Corp	6.500%	N/A (3)	BBB+	3,895,844
3,815	Bank of America Corp	6.300%	N/A (3)	BBB+	4,177,425
1,330	Bank of America Corp	6.100%	N/A (3)	BBB+	1,433,620
1,695	Citigroup Inc	4.150%	N/A (3)	BBB-	1,653,845
2,870	Citigroup Inc, (5)	6.250%	N/A (3)	BBB-	3,171,350
5,850	Citigroup Inc, (4)	5.000%	N/A (3)	BBB-	5,915,169
9,343	Citigroup Inc, (4)	5.950%	N/A (3)	BBB-	9,856,865
6,565	Citigroup Inc, (4)	6.300%	N/A (3)	BBB-	6,750,790
2,075	Citizens Financial Group Inc	4.000%	N/A (3)	BB+	2,036,094
1,580	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	1,619,500
2,270	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	2,411,875
1,815	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	1,869,450
2,670	First Citizens BancShares Inc/NC	5.800%	N/A (3)	N/R	2,770,125
850	Goldman Sachs Group Inc/The	4.400%	N/A (3)	BB+	830,875
860	Goldman Sachs Group Inc/The	3.800%	N/A (3)	BBB-	827,139
2,121	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	3,436,020
5,140	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	5,770,781
2,370	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	2,515,163
10,092	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	10,805,504
4,340	JPMorgan Chase & Co	3.650%	N/A (3)	BBB+	4,172,346
6,800	JPMorgan Chase & Co, (5)	5.000%	N/A (3)	BBB+	6,919,000
2,430	KeyCorp	5.000%	N/A (3)	Baa3	2,557,575
705	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	705,000
1,340	M&T Bank Corp	3.500%	N/A (3)	Baa2	1,259,747
1,765	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,875,639
1,570	M&T Bank Corp	6.450%	N/A (3)	Baa2	1,649,992
1,907	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	1,983,280
1,595	PNC Financial Services Group Inc/The	3.400%	N/A (3)	Baa2	1,503,272
799	PNC Financial Services Group Inc/The, (3-Month LIBOR reference rate + 3.678% spread), (6)	3.804%	N/A (3)	Baa2	804,597
1,745	Regions Financial Corp, (4)	5.750%	N/A (3)	BB+	1,876,032
730	SVB Financial Group	4.700%	N/A (3)	Baa2	724,671
830	SVB Financial Group	4.100%	N/A (3)	Baa2	783,703
1,320	SVB Financial Group	4.000%	N/A (3)	Baa2	1,283,000
9,280	Truist Financial Corp, (5)	4.800%	N/A (3)	Baa2	9,465,600
2,520	Truist Financial Corp	5.100%	N/A (3)	Baa2	2,734,200
1,805	Truist Financial Corp, (5)	5.050%	N/A (3)	Baa2	1,786,950
1,230	Wells Fargo & Co, (5)	7.950%	11/15/29	Baa1	1,641,322
7,240	Wells Fargo & Co, (4)	3.900%	N/A (3)	Baa2	7,170,858
5,803	Wells Fargo & Co	5.875%	N/A (3)	Baa2	6,203,697
3,256	Wells Fargo & Co	5.900%	N/A (3)	Baa2	3,337,400
1,415	Zions Bancorp NA, (5)	7.200%	N/A (3)	BB+	1,497,296
1,050	Zions Bancorp NA	5.800%	N/A (3)	BB+	1,070,534
	Total Banks				141,628,013

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 3.5%

$1,895	Bank of New York Mellon Corp/The	4.700%	N/A (3)	Baa1	$1,996,856
1,950	Charles Schwab Corp/The	4.000%	N/A (3)	BBB	1,926,463
4,215	Charles Schwab Corp/The	5.375%	N/A (3)	BBB	4,526,910
4,595	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	4,819,466
1,450	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	1,415,563
4,127	Goldman Sachs Group Inc/The, (5)	5.300%	N/A (3)	BBB-	4,426,207
	Total Capital Markets				19,111,465

	Communications Equipment – 0.3%

1,920	Vodafone Group PLC	4.125%	6/04/81	BB+	1,828,838

	Consumer Finance – 2.5%

3,690	Ally Financial Inc	4.700%	N/A (3)	Ba2	3,648,118
2,570	Ally Financial Inc	4.700%	N/A (3)	Ba2	2,544,300
3,110	American Express Co	3.550%	N/A (3)	Baa2	2,977,825
3,005	Capital One Financial Corp	3.950%	N/A (3)	Baa3	2,937,388
1,820	Discover Financial Services	6.125%	N/A (3)	Ba2	1,963,889
	Total Consumer Finance				14,071,520

	Diversified Financial Services – 4.5%

2,010	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	2,050,200
2,425	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	2,485,625
12,000	Compeer Financial ACA, 144A, (8)	6.750%	N/A (3)	BB+	12,272,000
1,050	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	1,065,750
3,430	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	3,524,325
3,171	Voya Financial Inc, (5)	6.125%	N/A (3)	BBB-	3,281,985
	Total Diversified Financial Services				24,679,885

	Electric Utilities – 2.8%

1,920	American Electric Power Co Inc	3.875%	2/15/62	BBB-	1,883,410
1,935	Edison International	5.000%	N/A (3)	BB+	1,927,608
1,120	Edison International	5.375%	N/A (3)	BB+	1,136,100
1,460	Electricite de France SA, 144A	5.250%	N/A (3)	Baa3	1,483,725
6,300	Emera Inc, (5)	6.750%	6/15/76	BB+	7,103,250
2,025	Southern Co/The	4.000%	1/15/51	BBB-	2,040,208
	Total Electric Utilities				15,574,301

	Food Products – 4.7%

2,250	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,345,625
2,240	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	2,413,600
12,550	Land O’ Lakes Inc, 144A, (4)	8.000%	N/A (3)	BB	13,475,563
7,223	Land O’ Lakes Inc, 144A, (4)	7.000%	N/A (3)	BB	7,656,380
	Total Food Products				25,891,168

	Independent Power & Renewable Electricity Producers – 0.9%

1,240	AES Andes SA, 144A	7.125%	3/26/79	BB	1,267,962
2,550	AES Andes SA, 144A, (5)	6.350%	10/07/79	BB	2,593,847
1,180	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	1,174,100
	Total Independent Power & Renewable Electricity Producers				5,035,909

	Industrial Conglomerates – 1.5%

8,392	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (4), (6)	3.533%	N/A (3)	BBB-	8,203,180

	Insurance – 14.5%

1,505	Aegon NV	5.500%	4/11/48	BBB	1,692,561
1,447	American International Group Inc, (9)	5.750%	4/01/48	BBB-	1,578,055
8,815	Assurant Inc, (5)	7.000%	3/27/48	BB+	9,982,987
10,595	Assured Guaranty Municipal Holdings Inc, 144A, (4), (9)	6.400%	12/15/66	BBB+	11,636,270
2,320	AXIS Specialty Finance LLC, (5)	4.900%	1/15/40	BBB	2,417,000
1,540	Enstar Finance LLC, (5)	5.750%	9/01/40	BB+	1,593,854

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,505	Enstar Finance LLC	5.500%	1/15/42	BB+	$1,484,111
1,375	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	1,462,313
4,755	Markel Corp	6.000%	N/A (3)	BBB-	5,075,962
3,440	MetLife Inc, 144A, (9)	9.250%	4/08/38	BBB	5,083,625
2,115	MetLife Inc	3.850%	N/A (3)	BBB	2,130,863
1,270	MetLife Inc, (5)	5.875%	N/A (3)	BBB	1,401,120
2,335	PartnerRe Finance B LLC, (5), (9)	4.500%	10/01/50	Baa1	2,392,581
4,734	Provident Financing Trust I, (5)	7.405%	3/15/38	BB+	5,787,315
700	Prudential Financial Inc	3.700%	10/01/50	BBB+	685,250
8,495	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	9,195,837
1,135	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,232,939
2,770	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	2,929,275
2,600	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	2,470,000
10,005	SBL Holdings Inc, 144A, (4)	7.000%	N/A (3)	BB	9,854,925
	Total Insurance				80,086,843

	Multi-Utilities – 2.8%

1,975	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	1,951,352
6,005	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	6,140,773
795	CMS Energy Corp, (9)	4.750%	6/01/50	BBB-	840,474
1,215	NiSource Inc	5.650%	N/A (3)	BBB-	1,236,262
2,785	Sempra Energy	4.125%	4/01/52	BBB-	2,711,486
2,365	Sempra Energy	4.875%	N/A (3)	BBB-	2,473,672
	Total Multi-Utilities				15,354,019

	Oil, Gas & Consumable Fuels – 1.9%

1,440	Enbridge Inc	6.000%	1/15/77	BBB-	1,528,034
745	Enbridge Inc	5.500%	7/15/77	BBB-	760,028
3,520	Enbridge Inc, (5)	5.750%	7/15/80	BBB-	3,854,400
1,590	Energy Transfer LP	6.500%	N/A (3)	BB	1,626,268
1,620	MPLX LP, (5)	6.875%	N/A (3)	BB+	1,611,900
1,320	Transcanada Trust	5.500%	9/15/79	BBB	1,386,000
	Total Oil, Gas & Consumable Fuels				10,766,630

	Trading Companies & Distributors – 3.8%

7,045	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB+	7,541,461
2,915	AerCap Holdings NV	5.875%	10/10/79	BB+	2,957,268
2,045	Air Lease Corp	4.650%	N/A (3)	BB+	2,060,787
1,855	ILFC E-Capital Trust I, 144A, (5)	3.370%	12/21/65	B+	1,544,288
7,902	ILFC E-Capital Trust I, 144A, (5)	3.620%	12/21/65	BB+	6,854,985
	Total Trading Companies & Distributors				20,958,789

	U.S. Agency – 0.2%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	1,265,550

	Wireless Telecommunication Services – 0.7%

3,180	Vodafone Group PLC	7.000%	4/04/79	BB+	3,654,956
	Total $1,000 Par (or similar) Institutional Preferred (cost $378,284,310)				401,098,988

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 51.9% (33.8% of Total Investments) (10)

	Banks – 39.3%

$1,970	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$2,196,550
3,570	Banco Bilbao Vizcaya Argentaria SA, (5)	6.125%	N/A (3)	Ba2	3,663,713
5,600	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	5,817,000
1,300	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	1,322,750
2,930	Banco Mercantil del Norte SA/Grand Cayman, 144A, (5)	7.625%	N/A (3)	Ba2	2,992,761
5,200	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	5,524,168
4,660	Banco Santander SA	4.750%	N/A (3)	Ba1	4,478,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 39.3% (continued)

$9,270	Barclays PLC, (5)	8.000%	N/A (3)	BBB-	$10,101,704
8,050	Barclays PLC, (5)	7.750%	N/A (3)	BBB-	8,553,125
6,095	Barclays PLC	6.125%	N/A (3)	BBB-	6,481,728
1,500	Barclays PLC	4.375%	N/A (3)	BBB-	1,416,150
950	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,075,875
9,790	BNP Paribas SA, 144A, (4)	7.375%	N/A (3)	BBB	10,948,157
7,610	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	8,026,267
2,015	Credit Agricole SA, 144A	4.750%	N/A (3)	BBB	1,977,219
5,415	Credit Agricole SA, 144A, (4)	7.875%	N/A (3)	BBB	5,868,506
6,979	Credit Agricole SA, 144A, (4)	8.125%	N/A (3)	BBB	8,072,958
4,765	Credit Suisse Group AG, 144A	5.250%	N/A (3)	BB+	4,751,658
1,700	Danske Bank A/S, Reg S	6.125%	N/A (3)	BBB-	1,759,534
1,725	Danske Bank A/S, Reg S	4.375%	N/A (3)	BBB-	1,664,625
1,500	Danske Bank A/S, Reg S	7.000%	N/A (3)	BBB-	1,609,680
3,655	HSBC Holdings PLC	6.375%	N/A (3)	BBB	3,837,750
14,356	HSBC Holdings PLC, (4)	6.375%	N/A (3)	BBB	15,177,450
11,100	HSBC Holdings PLC, (4)	6.000%	N/A (3)	BBB	11,717,493
5,735	ING Groep NV, Reg S	6.750%	N/A (3)	BBB	6,100,606
3,045	ING Groep NV	6.500%	N/A (3)	BBB	3,258,150
4,850	ING Groep NV	5.750%	N/A (3)	BBB	5,098,563
7,214	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (3)	BB-	7,917,365
10,645	Lloyds Banking Group PLC, (4)	7.500%	N/A (3)	Baa3	11,551,741
6,550	Lloyds Banking Group PLC, (4)	7.500%	N/A (3)	Baa3	7,266,078
3,050	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	3,191,063
5,970	NatWest Group PLC, (5)	8.000%	N/A (3)	BBB-	6,723,712
5,050	NatWest Group PLC	6.000%	N/A (3)	BBB-	5,318,155
3,735	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	4,143,534
1,820	Societe Generale SA, 144A, (4)	8.000%	N/A (3)	BB	2,055,344
6,163	Societe Generale SA, 144A, (4)	7.875%	N/A (3)	BB+	6,601,189
1,928	Societe Generale SA, 144A, (5)	6.750%	N/A (3)	BB	2,053,320
2,635	Societe Generale SA, 144A, (5)	4.750%	N/A (3)	BB+	2,603,143
4,520	Standard Chartered PLC, 144A	4.300%	N/A (3)	BBB-	4,226,200
1,875	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	1,973,288
2,880	Standard Chartered PLC, 144A, (5)	6.000%	N/A (3)	BBB-	3,009,600
4,260	UniCredit SpA, Reg S	8.000%	N/A (3)	BB-	4,611,450
203,630	Total Banks				216,737,582

	Capital Markets – 12.6%

1,955	Credit Suisse Group AG, 144A, (5)	6.375%	N/A (3)	BB+	2,040,531
9,496	Credit Suisse Group AG, 144A, (4), (5)	7.250%	N/A (3)	BB+	10,148,850
3,632	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	3,870,768
8,175	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (3)	BB+	8,507,232
12,995	Deutsche Bank AG, (4), (5)	6.000%	N/A (3)	BB-	13,092,462
9,437	UBS Group AG, Reg S	7.000%	N/A (3)	BBB	10,255,660
1,525	UBS Group AG, Reg S	5.125%	N/A (3)	BBB	1,574,709
7,395	UBS Group AG, 144A, (5)	7.000%	N/A (3)	BBB	7,815,628
6,005	UBS Group AG, Reg S, (5)	6.875%	N/A (3)	BBB	6,522,595
1,595	UBS Group AG, 144A	4.875%	N/A (3)	BBB	1,592,767
4,085	UBS Group AG, 144A	3.875%	N/A (3)	BBB	3,922,621
66,295	Total Capital Markets				69,343,823
269,925	Total Contingent Capital Securities (cost $274,271,944)				286,081,405

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 28.2% (18.4% of Total Investments)

	Banks – 8.6%

59,100	Bank of America Corp, (5)	4.375%		BBB+	$1,397,124
99,200	CoBank ACB, (4), (7)	6.250%		BBB+	10,296,960
62,728	CoBank ACB, (4), (7)	6.200%		BBB+	6,758,942
111,200	Farm Credit Bank of Texas, 144A, (5), (7)	6.750%		Baa1	11,453,600
98,863	Fifth Third Bancorp	6.625%		Baa3	2,709,835
25,900	KeyCorp	6.125%		Baa3	744,625

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks – 8.6% (continued)

120,200	Regions Financial Corp	6.375%	BB+	$3,370,408
57,838	Regions Financial Corp	5.700%	BB+	1,540,226
82,853	Synovus Financial Corp	5.875%	BB-	2,213,832
61,900	Truist Financial Corp, (5)	4.750%	Baa2	1,573,498
64,600	Wells Fargo & Co	4.750%	Baa2	1,604,664
43,000	Western Alliance Bancorp	4.250%	Ba1	1,084,460
86,389	Wintrust Financial Corp	6.875%	BB	2,395,567
	Total Banks			47,143,741

	Capital Markets – 2.6%

31,549	Goldman Sachs Group Inc/The	5.500%	BB+	825,637
101,372	Morgan Stanley	7.125%	Baa3	2,745,154
103,476	Morgan Stanley	6.875%	Baa3	2,806,269
196,300	Morgan Stanley, (4)	5.850%	Baa3	5,417,880
93,300	Morgan Stanley	6.375%	Baa3	2,543,358
	Total Capital Markets			14,338,298

	Consumer Finance – 0.3%

66,500	Synchrony Financial	5.625%	BB-	1,728,335

	Diversified Financial Services – 2.8%

69,700	AgriBank FCB, (7)	6.875%	BBB+	7,423,050
105,500	Equitable Holdings Inc, (5)	5.250%	BBB-	2,703,965
190,535	Voya Financial Inc, (4)	5.350%	BBB-	5,458,828
	Total Diversified Financial Services			15,585,843

	Diversified Telecommunication Services – 0.2%

49,500	AT&T Inc, (5)	4.750%	BBB-	1,216,215

	Food Products – 2.5%

61,800	CHS Inc	7.875%	N/R	1,699,500
180,029	CHS Inc	7.100%	N/R	4,923,793
177,210	CHS Inc, (4)	6.750%	N/R	4,827,200
20,500	Dairy Farmers of America Inc, 144A, (7), (8)	7.875%	BB+	2,070,500
	Total Food Products			13,520,993

	Insurance – 7.5%

256,300	American Equity Investment Life Holding Co	5.950%	BB	6,868,840
122,300	American Equity Investment Life Holding Co	6.625%	BB	3,363,250
231,598	Aspen Insurance Holdings Ltd, (4)	5.950%	BB+	6,250,830
62,000	Aspen Insurance Holdings Ltd	5.625%	BB+	1,588,440
45,000	Assurant Inc	5.250%	BB+	1,144,800
159,300	Athene Holding Ltd, (5)	6.350%	BBB	4,430,133
127,800	Athene Holding Ltd	6.375%	BBB	3,467,214
59,400	Delphi Financial Group Inc, (5), (7), (8)	3.346%	BBB	1,291,950
123,400	Enstar Group Ltd, (5)	7.000%	BB+	3,451,498
200,629	Maiden Holdings North America Ltd, (5)	7.750%	N/R	4,403,626
146,800	Reinsurance Group of America Inc, (5)	5.750%	BBB+	4,224,904
43,200	Selective Insurance Group Inc	4.600%	BBB-	1,032,480
	Total Insurance			41,517,965

	Oil, Gas & Consumable Fuels – 2.0%

33,200	Energy Transfer LP	7.600%	BB	826,680
157,103	NuStar Energy LP	6.969%	B2	3,866,305
139,235	NuStar Energy LP, (5)	7.625%	B2	3,060,385
121,018	NuStar Logistics LP, (5)	6.975%	B	3,050,864
	Total Oil, Gas & Consumable Fuels			10,804,234

	Thrifts & Mortgage Finance – 1.2%

70,669	Federal Agricultural Mortgage Corp	6.000%	N/R	1,891,809
179,115	New York Community Bancorp Inc, (5)	6.375%	Ba2	4,963,277
	Total Thrifts & Mortgage Finance			6,855,086

Shares	Description (1)	Coupon		Ratings (2)	Value

	Trading Companies & Distributors – 0.5%

$114,543	Air Lease Corp, (5)	6.150%		BB+	$3,005,608
	Total $25 Par (or similar) Retail Preferred (cost $147,862,765)				155,716,318

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.7% (0.4% of Total Investments)

	Banks – 0.2% (0.1% of Total Investments)

$1,085	Commerzbank AG, 144A, (5)	8.125%	9/19/23	Baa3	$1,178,560

	Insurance – 0.5% (0.3% of Total Investments)

2,400	Fidelis Insurance Holdings Ltd, 144A, (5)	6.625%	4/01/41	BB+	2,514,000
$3,485	Total Corporate Bonds (cost $3,485,000)				3,692,560
	Total Long-Term Investments (cost $803,904,019)				846,589,271

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)

	REPURCHASE AGREEMENTS – 0.2% (0.1% of Total Investments)

$973	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/22, repurchase price $972,728, collateralized by $1,028,000, U.S. Treasury Bond, 1.875%, due 2/15/41, value $992,198	0.000%	2/01/22		$972,728
	Total Short-Term Investments (cost $972,728)				972,728
	Total Investments (cost $804,876,747) – 153.7%				847,561,999
	Borrowings – (42.8)% (11), (12)				(236,000,000)
	Reverse Repurchase Agreements, including accrued interest – (11.8)% (13)				(65,110,466)
	Other Assets Less Liabilities – 0.9% (14)				4,964,041
	Net Assets Applicable to Common Shares – 100%				$551,415,574

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(292)	3/22	$(37,811,198)	$(37,366,875)	$444,323	$(4,563)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(1,980,455)	$(1,980,455)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333	Monthly	7/01/19	10/01/23	7/01/24	(1,239,738)	(1,239,738)
Total	$157,000,000								$(3,220,193)	$(3,220,193)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $217,393,137.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $72,055,304 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2.

(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(9)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(10)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(11)	Borrowings as a percentage of Total Investments is 27.8%.

(12)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $533,614,005 have been pledged as collateral for borrowings.

(13)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 7.7%.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 158.0% (99.3% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 79.1% (49.7% of Total Investments)

	Banks – 29.1%

$2,861	Bank of America Corp, (3)	8.050%	6/15/27	Baa2	$3,552,312
2,800	Bank of America Corp	4.375%	N/A (4)	BBB+	2,765,280
19,300	Bank of America Corp	6.500%	N/A (4)	BBB+	20,770,660
12,300	Bank of America Corp	6.100%	N/A (4)	BBB+	13,258,293
3,000	Bank of Nova Scotia	4.900%	N/A (4)	BBB-	3,127,500
8,500	Citigroup Inc	4.150%	N/A (4)	BBB-	8,293,620
14,799	Citigroup Inc	4.000%	N/A (4)	BBB-	14,614,012
20,700	Citigroup Inc	3.875%	N/A (4)	BBB-	20,151,450
5,500	Citigroup Inc	5.950%	N/A (4)	BBB-	5,802,500
7,500	Citizens Financial Group Inc	4.000%	N/A (4)	BB+	7,359,375
3,976	Citizens Financial Group Inc	5.650%	N/A (4)	BB+	4,264,260
3,400	Citizens Financial Group Inc, (3)	6.375%	N/A (4)	BB+	3,485,000
14,000	CoBank ACB, (3)	6.250%	N/A (4)	BBB+	15,330,000
12,130	Comerica Inc, (3)	5.625%	N/A (4)	Baa2	13,054,306
6,100	Corestates Capital III, (3-Month LIBOR reference rate + 0.570% spread), 144A, (3), (5)	0.726%	2/15/27	A1	5,928,758
1,250	DNB Bank ASA, (3-Month LIBOR reference rate + 0.250% spread), (5)	0.430%	N/A (4)	Baa2	1,182,188
1,250	DNB Bank ASA, (6-Month LIBOR reference rate + 0.150% spread), (5)	0.308%	N/A (4)	Baa2	1,181,250
1,000	Fifth Third Bancorp	4.500%	N/A (4)	Baa3	1,030,000
2,500	Goldman Sachs Group Inc/The	3.800%	N/A (4)	BBB-	2,404,475
30,000	HSBC Capital Funding Dollar 1 LP, 144A, (6)	10.176%	N/A (4)	BBB	48,600,000
8,000	HSBC Capital Funding Dollar 1 LP, Reg S	10.176%	12/31/70	BBB	12,960,000
11,000	Huntington Bancshares Inc/OH, (3)	5.625%	N/A (4)	Baa3	12,349,920
21,000	Huntington Bancshares Inc/OH, (3)	4.450%	N/A (4)	Baa3	21,682,500
7,000	JPMorgan Chase & Co, (3)	6.100%	N/A (4)	BBB+	7,428,750
55,800	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	59,745,060
2,000	JPMorgan Chase & Co	3.650%	N/A (4)	BBB+	1,922,740
10,300	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.800% spread), (5)	3.926%	N/A (4)	BBB+	10,300,000
8,000	KeyCorp Capital III, (3)	7.750%	7/15/29	Baa2	9,990,726
11,300	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	Baa3	11,301,808
6,200	PNC Financial Services Group Inc	3.400%	N/A (4)	Baa2	5,843,438
4,100	PNC Financial Services Group Inc, (3-Month LIBOR reference rate + 3.678% spread), (5)	3.804%	N/A (4)	Baa2	4,128,721
2,000	Regions Financial Corp	5.750%	N/A (4)	BB+	2,150,180
24,100	Standard Chartered PLC, 144A	7.014%	N/A (4)	BBB-	32,535,000
16,200	SVB Financial Group	4.250%	N/A (4)	Baa2	15,946,875
1,000	SVB Financial Group	4.100%	N/A (4)	Baa2	944,220
36,386	Truist Financial Corp, (6)	4.800%	N/A (4)	Baa2	37,113,720
46,867	Truist Financial Corp, (6)	4.950%	N/A (4)	Baa2	49,604,970
25,580	Wells Fargo & Co, (3)	7.950%	11/15/29	Baa1	34,134,159
38,150	Wells Fargo & Co, (3), (6)	3.900%	N/A (4)	Baa2	37,785,667
	Total Banks				564,023,693

	Capital Markets – 9.9%

10,000	Bank of New York Mellon Corp	3.700%	N/A (4)	Baa1	10,066,300
21,300	Bank of New York Mellon Corp	3.750%	N/A (4)	Baa1	20,661,000
35,150	Bank of New York Mellon Corp, (6)	4.700%	N/A (4)	Baa1	37,039,313
15,500	Charles Schwab Corp	4.000%	N/A (4)	BBB	15,312,915
18,700	Charles Schwab Corp	7.000%	N/A (4)	BBB	18,816,875
39,505	Charles Schwab Corp, (6)	5.375%	N/A (4)	BBB	42,428,370
7,500	Depository Trust & Clearing Corp, 144A	3.375%	N/A (4)	A	7,200,000
18,000	Goldman Sachs Group Inc	3.650%	N/A (4)	BBB-	17,122,500
6,000	Goldman Sachs Group Inc	5.500%	N/A (4)	BBB-	6,293,100
7,600	Goldman Sachs Group Inc	4.950%	N/A (4)	BBB-	7,818,120

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$10,000	State Street Corp, (3-Month LIBOR reference rate + 1.000% spread), (5)	1.203%	6/15/47	A3	$8,862,018
867	State Street Corp, (3-Month LIBOR reference rate + 3.597% spread), (5)	3.800%	N/A (4)	Baa1	870,830
	Total Capital Markets				192,491,341

	Consumer Finance – 2.3%

8,500	Ally Financial Inc	4.700%	N/A (4)	Ba2	8,403,525
7,400	Ally Financial Inc	4.700%	N/A (4)	Ba2	7,326,000
14,500	American Express Co	3.550%	N/A (4)	Baa2	13,883,750
5,000	Capital One Financial Corp	3.950%	N/A (4)	Baa3	4,887,500
10,000	Discover Financial Services, (3)	6.125%	N/A (4)	Ba2	10,790,600
	Total Consumer Finance				45,291,375

	Diversified Financial Services – 3.5%

7,500	Citigroup Inc	5.950%	N/A (4)	BBB-	7,668,750
4,000	JP Morgan Chase & Company	6.000%	N/A (4)	BBB+	4,154,500
12,800	Scentre Group Trust 2, 144A	4.750%	9/24/80	BBB+	13,136,000
28,484	Voya Financial Inc, (3)	5.650%	5/15/53	BBB-	29,028,044
12,700	Voya Financial Inc	6.125%	N/A (4)	BBB-	13,144,500
	Total Diversified Financial Services				67,131,794

	Electric Utilities – 5.0%

8,500	American Electric Power Co Inc	3.875%	2/15/62	BBB-	8,338,011
24,075	Duke Energy Corp	4.875%	N/A (4)	BBB-	24,797,250
19,091	Emera Inc, (3)	6.750%	6/15/76	BB+	21,525,102
10,000	NextEra Energy Capital Holdings Inc	2.328%	6/15/67	BBB	9,235,781
1,600	NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,656,105
21,400	PPL Capital Funding Inc, (3)	2.885%	3/30/67	BBB	19,688,000
5,600	Southern Co, (3)	4.000%	1/15/51	BBB-	5,642,056
6,000	Southern Co	5.500%	3/15/57	BBB-	5,984,115
	Total Electric Utilities				96,866,420

	Food Products – 0.4%

6,705	Dairy Farmers of America Inc, 144A, (3)	7.125%	N/A (4)	BB+	6,989,963

	Insurance – 20.0%

3,598	ACE Capital Trust II	9.700%	4/01/30	BBB+	5,180,791
10,500	Allianz SE, 144A	3.500%	N/A (4)	A	10,303,125
4,400	Allianz SE, Reg S	3.500%	N/A (4)	A	4,317,500
4,400	Allstate Corp, (3)	5.750%	8/15/53	BBB	4,564,032
1,100	Allstate Corp	6.500%	5/15/57	Baa1	1,410,750
13,300	American International Group Inc, (3)	5.750%	4/01/48	BBB-	14,504,581
2,299	Aon Corp, (3)	8.205%	1/01/27	BBB	2,825,508
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S, (3)	5.750%	8/15/50	BBB+	6,714,563
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,310,000
16,550	AXA SA, (3)	8.600%	12/15/30	BBB+	23,178,308
17,819	AXA SA, 144A, (3)	6.379%	N/A (4)	Baa1	24,144,745
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A+	15,932,250
17,300	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	18,398,550
29,600	MetLife Capital Trust IV, 144A, (3), (6)	7.875%	12/15/37	BBB	39,442,000
36,531	MetLife Inc, 144A, (3), (6)	9.250%	4/08/38	BBB	53,985,443
3,000	MetLife Inc	10.750%	8/01/39	BBB	4,898,928
11,300	MetLife Inc	3.850%	N/A (4)	BBB	11,384,750
41,904	Nationwide Financial Services Inc, (3)	6.750%	5/15/37	Baa2	49,341,960
20,600	Nippon Life Insurance Co, 144A, (3)	2.750%	1/21/51	A-	19,606,050
27,180	Prudential Financial Inc, (3)	5.625%	6/15/43	BBB+	28,133,208
3,750	Prudential Financial Inc	5.700%	9/15/48	BBB+	4,090,264
6,500	Prudential Financial Inc, (6)	3.700%	10/01/50	BBB+	6,363,031
14,900	Sumitomo Life Insurance Co, 144A, (3)	3.375%	4/15/81	A-	15,107,557
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	A+	9,036,098
14,394	Zurich Finance Ireland Designated Activity Co, Reg S	3.000%	4/19/51	A+	13,495,814
	Total Insurance				388,669,806

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.3%

$5,700	Stanley Black & Decker Inc	4.000%	3/15/60	BBB+	$5,786,697

	Multi-Utilities – 3.4%
500	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	494,013
2,000	Dominion Energy Inc	4.350%	N/A (4)	BBB-	2,015,000
38,020	Dominion Energy Inc, (6)	4.650%	N/A (4)	BBB-	39,065,550
20,900	NiSource Inc, (6)	5.650%	N/A (4)	BBB-	21,265,750
3,000	WEC Energy Group Inc	2.269%	5/15/67	BBB	2,737,500
	Total Multi-Utilities				65,577,813

	Oil, Gas & Consumable Fuels – 2.8%

5,900	BP Capital Markets PLC	4.375%	N/A (4)	BBB+	6,047,500
16,000	Enbridge Inc, (3)	5.750%	7/15/80	BBB-	17,520,000
10,934	Enterprise Products Operating LLC, (3)	5.250%	8/16/77	Baa2	10,949,670
3,400	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,328,197
14,885	Transcanada Trust	5.500%	9/15/79	BBB	15,629,250
	Total Oil, Gas & Consumable Fuels				53,474,617

	Road & Rail – 1.4%

25,485	BNSF Funding Trust I, (6)	6.613%	12/15/55	A	27,842,363

	Wireless Telecommunication Services – 1.0%

16,516	Vodafone Group PLC	7.000%	4/04/79	BB+	18,982,783
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,427,026,273)				1,533,128,665

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 54.8% (34.5% of Total Investments) (7)

	Banks – 44.4%

$2,800	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$3,122,000
11,800	Banco Bilbao Vizcaya Argentaria SA, (3)	6.125%	N/A (4)	Ba2	12,109,750
17,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	18,489,750
24,200	Banco Santander SA, Reg S, (3)	7.500%	N/A (4)	Ba1	25,708,628
6,200	Banco Santander SA	4.750%	N/A (4)	Ba1	5,958,200
1,708	Barclays Bank PLC, (3)	7.625%	11/21/22	BBB+	1,788,833
26,000	Barclays PLC, (6)	8.000%	N/A (4)	BBB-	28,332,720
63,300	Barclays PLC, (6)	7.750%	N/A (4)	BBB-	67,256,250
31,100	Barclays PLC, Reg S	7.875%	N/A (4)	BBB-	31,274,222
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	6,228,750
38,585	BNP Paribas SA, 144A, (3), (6)	7.375%	N/A (4)	BBB	43,149,605
10,000	BNP Paribas SA, Reg S	7.375%	N/A (4)	BBB	11,183,000
39,000	BNP Paribas SA, 144A	4.625%	N/A (4)	BBB	38,337,000
2,000	Credit Agricole SA, 144A	4.750%	N/A (4)	BBB	1,962,500
19,653	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	21,298,939
31,550	Credit Agricole SA, 144A, (6)	8.125%	N/A (4)	BBB	36,495,462
4,466	Credit Agricole SA, Reg S, (3)	8.125%	N/A (4)	BBB	5,166,046
11,588	Danske Bank A/S, Reg S, (3)	6.125%	N/A (4)	BBB-	11,993,812
5,000	Danske Bank A/S, Reg S	4.375%	N/A (4)	BBB-	4,825,000
10,500	Danske Bank A/S, Reg S	7.000%	N/A (4)	BBB-	11,267,760
13,300	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	13,388,897
38,192	DNB Bank ASA, Reg S	4.875%	N/A (4)	BBB	39,003,580
8,504	HSBC Holdings PLC, (3)	6.250%	N/A (4)	BBB	8,759,120
1,600	HSBC Holdings PLC, (3)	6.000%	N/A (4)	BBB	1,689,008
9,700	ING Groep NV, Reg S, (3)	6.875%	N/A (4)	BBB	9,796,457
26,700	ING Groep NV	6.500%	N/A (4)	BBB	28,569,000
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB-	10,536,000
48,428	Lloyds Banking Group PLC, (6)	7.500%	N/A (4)	Baa3	52,553,097
4,500	Lloyds Banking Group PLC, (3)	6.750%	N/A (4)	Baa3	4,944,375
5,075	Macquarie Bank Ltd/London, 144A, (3)	6.125%	N/A (4)	BB+	5,309,719
14,250	NatWest Group PLC	8.000%	N/A (4)	BBB-	16,049,062

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$17,000	NatWest Group PLC	6.000%	N/A (4)	BBB-	$17,902,700
35,090	Nordea Bank Abp, 144A, (6)	6.125%	N/A (4)	BBB+	37,063,812
18,988	Nordea Bank Abp, Reg S	6.125%	N/A (4)	BBB+	20,056,075
26,400	Nordea Bank Abp, 144A, (6)	6.625%	N/A (4)	BBB+	29,287,632
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB+	1,007,500
10,000	Skandinaviska Enskilda Banken AB, Reg S	5.125%	N/A (4)	BBB+	10,262,500
73,300	Societe Generale SA, 144A, (6)	8.000%	N/A (4)	BB	82,778,423
4,550	Societe Generale SA, 144A	5.375%	N/A (4)	BB+	4,579,575
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	9,639,900
1,700	Societe Generale SA, 144A	4.750%	N/A (4)	BB+	1,679,447
16,622	Standard Chartered PLC, 144A	7.500%	N/A (4)	BBB-	16,746,665
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB-	13,681,460
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	BBB-	4,735,250
7,200	Svenska Handelsbanken AB, Reg S	4.375%	N/A (4)	A-	7,307,482
12,000	Swedbank AB, Reg S, (3)	6.000%	N/A (4)	BBB	12,030,000
15,000	UniCredit SpA, Reg S	8.000%	N/A (4)	BB-	16,237,500
808,149	Total Banks				861,542,463

	Capital Markets – 10.4%

58,000	Credit Suisse Group AG, 144A, (3), (6)	7.500%	N/A (4)	BB+	61,812,920
17,400	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB+	18,540,222
6,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB+	6,800,500
11,000	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	11,447,040
4,300	UBS Group AG, Reg S	5.125%	N/A (4)	BBB	4,440,163
3,000	UBS Group AG, 144A, (3)	7.000%	N/A (4)	BBB	3,170,640
35,300	UBS Group AG, Reg S, (3)	6.875%	N/A (4)	BBB	38,342,648
24,000	UBS Group AG, 144A	4.875%	N/A (4)	BBB	23,966,400
25,000	UBS Group AG, 144A, (3)	3.875%	N/A (4)	BBB	24,006,250
10,000	UBS Group AG, Reg S	3.875%	N/A (4)	BBB	9,602,500
194,700	Total Capital Markets				202,129,283
1,002,849	Total Contingent Capital Securities (cost $1,013,917,041)				1,063,671,746

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.7% (10.5% of Total Investments)

	Banks – 6.9%

233,680	Associated Banc-Corp	5.625%		Baa3	$6,038,291
315,542	Bank of America Corp	5.375%		BBB+	8,260,889
346,088	Citigroup Inc	6.875%		BBB-	9,313,228
47,500	CoBank ACB, (8)	6.250%		BBB+	4,930,500
53,000	CoBank ACB, (8)	6.200%		BBB+	5,710,750
177,750	Farm Credit Bank of Texas, 144A, (3), (8)	6.750%		Baa1	18,308,250
84,563	Fifth Third Bancorp	6.625%		Baa3	2,317,872
50,000	Fifth Third Bancorp	4.950%		Baa3	1,270,000
40,000	First Republic Bank/CA	4.000%		BBB-	882,000
150,000	Fulton Financial Corp	5.125%		Baa3	3,784,500
11,474	JPMorgan Chase & Co	5.750%		BBB+	301,307
600	JPMorgan Chase & Co	6.000%		BBB+	15,966
722,103	KeyCorp	6.125%		Baa3	20,760,461
1,420,590	PNC Financial Services Group Inc, (3)	6.125%		Baa2	35,969,339
189,200	Regions Financial Corp, (3)	5.700%		BB+	5,038,396
21,637	Synovus Financial Corp	5.875%		BB-	578,141
212,731	Wells Fargo & Co	5.850%		Baa2	5,562,916
1,400	Wells Fargo & Co	4.750%		Baa2	34,776
152,000	Western Alliance Bancorp	4.250%		Ba1	3,833,440
	Total Banks				132,911,022

	Capital Markets – 2.0%

135,585	Affiliated Managers Group Inc	5.875%		Baa1	3,606,561
160,000	Affiliated Managers Group Inc	4.750%		Baa1	3,980,800
100,000	Affiliated Managers Group Inc	4.200%		Baa1	2,211,000
356,501	Goldman Sachs Group Inc	5.500%		BB+	9,329,631

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

622,802	Morgan Stanley	5.850%	Baa3	$17,189,335
12,000	Northern Trust Corp	4.700%	BBB+	303,600
74,642	State Street Corp	5.900%	Baa1	1,978,013
	Total Capital Markets			38,598,940

	Consumer Finance – 0.2%

50,338	Capital One Financial Corp, (3)	5.000%	Baa3	1,261,974
130,000	Capital One Financial Corp, (3)	4.800%	Baa3	3,186,300
	Total Consumer Finance			4,448,274

	Diversified Financial Services – 1.1%

105,300	AgriBank FCB, (8)	6.875%	BBB+	11,214,450
239,758	Equitable Holdings Inc, (3)	5.250%	BBB-	6,144,998
100,000	Equitable Holdings Inc	4.300%	BBB-	2,333,000
10,181	National Rural Utilities Cooperative Finance Corp	5.500%	A3	270,102
39,705	Voya Financial Inc, (3)	5.350%	BBB-	1,137,548
	Total Diversified Financial Services			21,100,098

	Diversified Telecommunication Services – 0.8%

578,314	AT&T Inc	4.750%	BBB-	14,209,175
20,680	AT&T Inc, (3)	5.000%	BBB-	521,136
25,000	AT&T Inc	5.625%	BBB+	658,250
	Total Diversified Telecommunication Services			15,388,561

	Electric Utilities – 1.2%

154,334	Alabama Power Co	5.000%	A3	3,983,361
5,786	CMS Energy Corp	5.875%	BBB-	154,428
82,916	DTE Energy Co	4.375%	BBB-	2,021,492
152,276	Duke Energy Corp, (3)	5.750%	BBB-	4,070,338
16,000	Entergy Texas Inc, (3)	5.375%	BBB-	409,064
197,288	NextEra Energy Capital Holdings Inc	5.650%	BBB	5,253,779
86,891	Southern Co	5.250%	BBB-	2,240,919
188,947	Southern Co	4.950%	BBB-	4,821,927
53,372	Southern Co	4.200%	BBB-	1,264,383
	Total Electric Utilities			24,219,691

	Equity Real Estate Investment Trust – 1.8%

135,000	Hudson Pacific Properties Inc, (9)	4.750%	Baa3	3,410,100
200	Kimco Realty Corp	5.125%	Baa2	5,100
80,301	Prologis Inc, (8)	8.540%	BBB	5,144,082
105,700	PS Business Parks Inc	5.250%	BBB	2,668,925
5,583	PS Business Parks Inc	4.875%	BBB	143,316
193,083	Public Storage	5.600%	A3	5,182,348
8,331	Public Storage, (3)	4.875%	A3	215,939
111,690	Public Storage, (3)	4.750%	A3	2,845,861
4,000	Public Storage	4.700%	A3	101,880
131,589	Public Storage	4.625%	A3	3,373,942
83,200	Public Storage	4.125%	A3	1,970,176
300,000	Public Storage	4.000%	A3	6,987,000
121,528	Public Storage, (9)	4.000%	A3	2,849,832
	Total Equity Real Estate Investment Trust			34,898,501

	Food Products – 0.2%

32,500	Dairy Farmers of America Inc, 144A, (8), (9)	7.875%	BB+	3,282,500

	Insurance – 1.6%

601,623	Allstate Corp	5.100%	Baa1	15,148,867
93,406	American Financial Group Inc	5.875%	Baa2	2,474,325
60,000	American Financial Group Inc	5.625%	Baa2	1,616,400
19,825	American International Group Inc	5.850%	BBB-	523,776
24,814	Arch Capital Group Ltd	5.450%	BBB	633,998
278,341	Hartford Financial Services Group Inc, (3)	7.875%	Baa2	7,089,345

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

3,839	Hartford Financial Services Group Inc	6.000%		BBB-	$102,233
28,129	MetLife Inc	4.750%		BBB	708,288
50,813	Prudential Financial Inc	4.125%		BBB+	1,233,232
40,000	RenaissanceRe Holdings Ltd	4.200%		BBB	929,200
5,646	W R Berkley Corp	5.700%		Baa2	148,377
38,000	W R Berkley Corp	4.250%		BBB-	934,800
	Total Insurance				31,542,841

	Multi-Utilities – 0.7%

179,646	Algonquin Power & Utilities Corp	6.200%		BB+	4,803,734
280,000	DTE Energy Co	5.250%		BBB-	7,235,200
95,000	DTE Energy Co	4.375%		BBB-	2,390,200
	Total Multi-Utilities				14,429,134

	Oil, Gas & Consumable Fuels – 0.2%

125,563	Enbridge Inc	6.375%		BBB-	3,334,953
	Total $25 Par (or similar) Retail Preferred (cost $314,704,113)				324,154,515

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 4.5% (2.8% of Total Investments)

	Banks – 0.6%
$7,000	Citizens Financial Group Inc	6.000%	1/06/71	BB+	$7,087,500
3,600	JPMorgan Chase & Co	8.750%	9/01/30	Baa1	5,255,590
10,600	Total Banks				12,343,090

	Equity Real Estate Investment Trust – 0.9%

16,100	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	16,602,642

	Insurance – 3.0% (1.9% of Total Investments)

30,860	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	41,969,600
6,150	Liberty Mutual Insurance Co, 144A, (3)	7.697%	10/15/97	BBB+	9,366,767
7,700	Lincoln National Corp, (3-Month LIBOR reference rate + 2.040% spread), (5)	2.294%	4/20/67	BBB	6,448,750
1,000	Nippon Life Insurance Co, 144A	2.900%	9/16/51	A-	954,580
45,710	Total Insurance				58,739,697
$72,410	Total Corporate Bonds (cost $73,560,862)				87,685,429

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.8% (1.1% of Total Investments)

	Banks – 1.8%

7,543	Bank of America Corp	7.250%		BBB+	$10,620,544
16,641	Wells Fargo & Co	7.500%		Baa2	23,698,615
	Total Banks				34,319,159
	Total Convertible Preferred Securities (cost $33,848,454)				34,319,159

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 1.1% (0.7% of Total Investments)
723,135	BlackRock Credit Allocation Income Trust				$9,878,024
646,421	John Hancock Preferred Income Fund III				11,370,545
	Total Investment Companies (cost $28,159,180)				21,248,569
	Total Long-Term Investments (cost $2,891,215,923)				3,064,208,083

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1% (0.7% of Total Investments)

	REPURCHASE AGREEMENTS – 1.1% (0.7% of Total Investments)

$21,513	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/22, repurchase price $21,512,581, collateralized by $22,734,700, U.S. Treasury Bond, 1.875%, due 2/15/41, value $21,942,924	0.000%	2/01/22	$21,512,581
	Total Short-Term Investments (cost $21,512,581)			21,512,581
	Total Investments (cost $2,912,728,504) – 159.1%			3,085,720,664
	Borrowings – (45.0)% (10), (11)			(873,300,000)
	Reverse Repurchase Agreements, including accrued interest – (14.2)% (12)			(275,377,653)
	Other Assets Less Liabilities – 0.1% (13)			1,954,438
	Net Assets Applicable to Common Shares – 100%			$1,938,997,449

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(17,102,634)	$(17,102,634)
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(5,007,052)	(5,007,052)
Total	$611,000,000								$(22,109,686)	$(22,109,686)

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value $295,855,931 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $805,155,010.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Borrowings as a percentage of Total Investments is 28.3%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,885,690,358 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 8.9%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income Fund Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 127.5% (99.6% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 93.6% (73.2% of Total Investments)

	Automobiles – 2.9%

$1,175	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$1,320,465
3,329	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	3,513,094
	Total Automobiles				4,833,559

	Banks – 31.7%

1,060	Bank of America Corp	4.375%	N/A (3)	BBB+	1,046,856
855	Bank of America Corp	6.250%	N/A (3)	BBB+	906,300
1,435	Bank of America Corp	6.500%	N/A (3)	BBB+	1,544,347
2,280	Bank of America Corp	6.300%	N/A (3)	BBB+	2,496,600
480	Bank of America Corp	6.100%	N/A (3)	BBB+	517,397
420	Citigroup Inc	4.150%	N/A (3)	BBB-	409,802
1,430	Citigroup Inc	6.250%	N/A (3)	BBB-	1,580,150
3,467	Citigroup Inc	5.950%	N/A (3)	BBB-	3,657,685
3,050	Citigroup Inc	6.300%	N/A (3)	BBB-	3,136,315
1,504	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	1,541,600
833	CoBank ACB	6.250%	N/A (3)	BBB+	912,135
1,640	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	1,742,500
200	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	206,000
625	First Citizens BancShares Inc/NC	5.800%	N/A (3)	N/R	648,438
1,765	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	1,981,601
1,125	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	1,193,906
4,610	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	4,935,927
1,770	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	1,800,975
3,745	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	3,745,000
220	M&T Bank Corp	3.500%	N/A (3)	Baa2	206,824
1,220	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,296,476
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	488,692
1,266	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	1,316,640
485	PNC Financial Services Group Inc/The	3.400%	N/A (3)	Baa2	457,108
750	Regions Financial Corp	5.750%	N/A (3)	BB+	806,318
180	SVB Financial Group	4.700%	N/A (3)	Baa2	178,686
240	SVB Financial Group	4.100%	N/A (3)	Baa2	226,613
500	SVB Financial Group	4.000%	N/A (3)	Baa2	485,985
2,960	Truist Financial Corp	4.800%	N/A (3)	Baa2	3,019,200
375	Truist Financial Corp	5.100%	N/A (3)	Baa2	406,875
1,635	Truist Financial Corp	5.050%	N/A (3)	Baa2	1,618,650
805	Wells Fargo & Co	7.950%	11/15/29	Baa1	1,074,198
1,665	Wells Fargo & Co	5.875%	N/A (3)	Baa2	1,779,968
3,780	Wells Fargo & Co	5.900%	N/A (3)	Baa2	3,874,500
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	375,647
355	Zions Bancorp NA	5.800%	N/A (3)	BB+	361,942
	Total Banks				51,977,856

	Capital Markets – 5.8%

295	Bank of New York Mellon Corp/The	4.700%	N/A (3)	Baa1	310,856
2,975	Charles Schwab Corp/The	5.375%	N/A (3)	BBB	3,195,150
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Baa3	1,732,985
1,918	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	2,011,694
360	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	351,450
1,854	Goldman Sachs Group Inc/The	5.300%	N/A (3)	BBB-	1,988,415
	Total Capital Markets				9,590,550

JPT	Nuveen Preferred and Income Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 3.3%

$1,060	Ally Financial Inc	4.700%	N/A (3)	Ba2	$1,047,969
790	Ally Financial Inc	4.700%	N/A (3)	Ba2	782,100
1,060	American Express Co	3.550%	N/A (3)	Baa2	1,014,950
905	Capital One Financial Corp	3.950%	N/A (3)	Baa3	884,638
1,555	Discover Financial Services	6.125%	N/A (3)	Ba2	1,677,938
	Total Consumer Finance				5,407,595

	Diversified Financial Services – 4.8%

905	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	923,100
1,025	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	1,050,625
2,000	Compeer Financial ACA, 144A, (5)	6.750%	N/A (3)	BB+	2,080,000
250	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	253,750
1,130	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	1,161,075
2,360	Voya Financial Inc	6.125%	N/A (3)	BBB-	2,442,600
	Total Diversified Financial Services				7,911,150

	Electric Utilities – 4.1%

475	American Electric Power Co Inc	3.875%	2/15/62	BBB-	465,948
475	Edison International	5.000%	N/A (3)	BB+	473,185
280	Edison International	5.375%	N/A (3)	BB+	284,025
1,170	Electricite de France SA, 144A	5.250%	N/A (3)	Baa3	1,189,012
3,320	Emera Inc	6.750%	6/15/76	BB+	3,743,300
515	Southern Co/The	4.000%	1/15/51	BBB-	518,868
	Total Electric Utilities				6,674,338

	Food Products – 5.5%

2,005	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,090,212
2,120	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	2,284,300
1,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	1,664,313
2,775	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	2,941,500
	Total Food Products				8,980,325

	Independent Power & Renewable Electricity Producers – 0.8%

355	AES Andes SA, 144A	7.125%	3/26/79	BB	363,005
725	AES Andes SA, 144A	6.350%	10/07/79	BB	737,467
290	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	288,550
	Total Independent Power & Renewable Electricity Producers				1,389,022

	Industrial Conglomerates – 1.5%

2,442	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (6)	3.533%	N/A (3)	BBB-	2,387,055

	Insurance – 21.5%

780	Aegon NV	5.500%	4/11/48	BBB	877,208
1,530	American International Group Inc	5.750%	4/01/48	BBB-	1,668,572
3,125	Assurant Inc	7.000%	3/27/48	BB+	3,539,063
4,890	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	5,370,586
1,500	AXA SA	8.600%	12/15/30	BBB+	2,100,753
1,305	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	1,359,562
970	Enstar Finance LLC	5.750%	9/01/40	BB+	1,003,921
375	Enstar Finance LLC	5.500%	1/15/42	BB+	369,795
225	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	239,288
3,355	Markel Corp	6.000%	N/A (3)	BBB-	3,581,463
1,900	MetLife Inc, 144A	9.250%	4/08/38	BBB	2,807,816
1,205	MetLife Inc	5.875%	N/A (3)	BBB	1,329,409
770	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	788,988
1,670	Provident Financing Trust I	7.405%	3/15/38	BB+	2,041,575
305	Prudential Financial Inc	3.700%	10/01/50	BBB+	298,573
2,840	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	3,074,300
618	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	671,327
940	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	994,050

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates (continued)

$740	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	$703,000
2,490	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	2,452,650
	Total Insurance				35,271,899

	Multi-Utilities – 2.9%

485	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	479,193
2,040	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	2,086,124
215	CMS Energy Corp	4.750%	6/01/50	BBB-	227,298
304	NiSource Inc	5.650%	N/A (3)	BBB-	309,320
690	Sempra Energy	4.125%	4/01/52	BBB-	671,786
930	Sempra Energy	4.875%	N/A (3)	BBB-	972,734
	Total Multi-Utilities				4,746,455

	Oil, Gas & Consumable Fuels – 3.3%

1,140	Enbridge Inc	6.000%	1/15/77	BBB-	1,209,693
185	Enbridge Inc	5.500%	7/15/77	BBB-	188,732
1,380	Enbridge Inc	5.750%	7/15/80	BBB-	1,511,100
465	Energy Transfer LP	6.500%	N/A (3)	BB	475,607
1,465	MPLX LP	6.875%	N/A (3)	BB+	1,457,675
498	Transcanada Trust	5.500%	9/15/79	BBB	522,900
	Total Oil, Gas & Consumable Fuels				5,365,707

	Trading Companies & Distributors – 3.9%

3,850	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	4,121,309
1,705	AerCap Holdings NV	5.875%	10/10/79	BB+	1,729,723
580	Air Lease Corp	4.650%	N/A (3)	BB+	584,478
	Total Trading Companies & Distributors				6,435,510

	U.S. Agency – 0.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	659,587

	Wireless Telecommunication Services – 1.2%

1,655	Vodafone Group PLC	7.000%	4/04/79	BB+	1,902,186
	Total $1,000 Par (or similar) Institutional Preferred (cost $147,817,654)				153,532,794

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.6% (25.4% of Total Investments)

	Banks – 8.6%
16,050	CoBank ACB, (4)	6.250%		BBB+	$1,665,990
34,640	CoBank ACB, (4)	6.200%		BBB+	3,732,460
15,000	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	1,545,000
49,966	Fifth Third Bancorp	6.625%		Baa3	1,369,568
14,200	KeyCorp	6.125%		Baa3	408,250
99,200	Regions Financial Corp	6.375%		BB+	2,781,568
14,300	Regions Financial Corp	5.700%		BB+	380,809
25,994	Synovus Financial Corp	5.875%		BB-	694,560
16,400	Wells Fargo & Co	4.750%		Baa2	407,376
12,300	Western Alliance Bancorp	4.250%		Ba1	310,206
30,483	Wintrust Financial Corp	6.875%		BB	845,293
	Total Banks				14,141,080

	Capital Markets – 3.3%

7,777	Goldman Sachs Group Inc/The	5.500%		BB+	203,524
42,974	Morgan Stanley	7.125%		Baa3	1,163,736
69,451	Morgan Stanley	6.875%		Baa3	1,883,511
54,400	Morgan Stanley	5.850%		Baa3	1,501,440
23,100	Morgan Stanley	6.375%		Baa3	629,706
	Total Capital Markets				5,381,917

JPT	Nuveen Preferred and Income Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Consumer Finance – 0.3%

19,400	Synchrony Financial	5.625%		BB-	$504,206

	Diversified Financial Services – 4.0%

32,213	AgriBank FCB, (4)	6.875%		BBB+	3,430,684
26,200	Equitable Holdings Inc	5.250%		BBB-	671,506
85,923	Voya Financial Inc	5.350%		BBB-	2,461,694
	Total Diversified Financial Services				6,563,884

	Diversified Telecommunication Services – 0.2%

14,000	AT&T Inc	4.750%		BBB-	343,980

	Food Products – 3.6%

26,859	CHS Inc	7.875%		N/R	738,623
68,707	CHS Inc	7.100%		N/R	1,879,136
31,132	CHS Inc	6.750%		N/R	848,036
81,867	CHS Inc	7.500%		N/R	2,333,209
	Total Food Products				5,799,004

	Insurance – 8.2%

63,100	American Equity Investment Life Holding Co	5.950%		BB	1,691,080
42,800	American Equity Investment Life Holding Co	6.625%		BB	1,177,000
71,888	Aspen Insurance Holdings Ltd	5.950%		BB+	1,940,257
74,900	Aspen Insurance Holdings Ltd	5.625%		BB+	1,918,938
12,000	Assurant Inc	5.250%		BB+	305,280
82,700	Athene Holding Ltd	6.350%		BBB	2,299,887
41,700	Athene Holding Ltd	6.375%		BBB	1,131,321
33,000	Enstar Group Ltd	7.000%		BB+	923,010
50,002	Reinsurance Group of America Inc	5.750%		BBB+	1,439,058
28,300	Selective Insurance Group Inc	4.600%		BBB-	676,370
	Total Insurance				13,502,201

	Oil, Gas & Consumable Fuels – 2.4%

8,300	Energy Transfer LP	7.600%		BB	206,670
100,334	NuStar Energy LP	6.969%		B2	2,469,220
46,222	NuStar Energy LP	7.625%		B2	1,015,960
10,020	NuStar Logistics LP	6.975%		B	252,604
	Total Oil, Gas & Consumable Fuels				3,944,454

	Thrifts & Mortgage Finance – 1.5%

86,431	New York Community Bancorp Inc	6.375%		Ba2	2,395,003

	Trading Companies & Distributors – 0.5%

32,771	Air Lease Corp	6.150%		BB+	859,911
	Total $25 Par (or similar) Retail Preferred (cost $52,126,466)				53,435,640

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.3% (1.0% of Total Investments)

	Banks – 0.7%

$1,000	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	$1,086,230

	Insurance – 0.6%

980	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	1,026,550
$1,980	Total Corporate Bonds (cost $2,022,192)				2,112,780
	Total Long-Term Investments (cost $201,966,312)				209,081,214

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.4% of Total Investments)

$735	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/22, repurchase price $734,872, collateralized by $561,200, U.S. Treasury Government Bond, 4.250%, due 11/15/40, value $749,640	0.000%	2/01/22	$734,872
	Total Short-Term Investments (cost $734,872)			734,872
	Total Investments (cost $202,701,184) – 127.9%			209,816,086
	Borrowings – (28.7)% (7), (8)			(47,000,000)
	Other Assets Less Liabilities – 0.8% (9)			1,209,389
	Net Assets Applicable to Common Shares – 100%			$164,025,475

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(48)	3/22	$(6,215,539)	$(6,142,500)	$73,039	$(750)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2.

(5)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Borrowings as a percentage of Total Investments is 22.4%.

(8)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(9)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

NPFD	Nuveen Variable Rate Preferred & Income Fund Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 148.9% ( 99.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 94.1% (63.0% of Total Investments)

	Automobiles – 4.1%

$10,000	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$11,238,000
12,331	General Motors Financial Co Inc, (4)	5.750%	N/A (3)	BB+	13,012,904
	Total Automobiles				24,250,904

	Banks – 40.9%

10,000	Bank of America Corp	4.375%	N/A (3)	BBB+	9,876,000
7,810	Bank of America Corp	6.250%	N/A (3)	BBB+	8,278,600
5,000	Bank of America Corp	6.500%	N/A (3)	BBB+	5,381,000
3,000	Bank of America Corp	6.300%	N/A (3)	BBB+	3,285,000
2,219	Bank of America Corp, (4)	6.100%	N/A (3)	BBB+	2,391,882
2,377	Citigroup Inc	4.150%	N/A (3)	BBB-	2,319,286
2,875	Citigroup Inc	6.250%	N/A (3)	BBB-	3,176,875
8,000	Citigroup Inc	5.000%	N/A (3)	BBB-	8,089,120
3,375	Citigroup Inc	5.950%	N/A (3)	BBB-	3,560,625
23,995	Citigroup Inc, (4)	6.300%	N/A (3)	BBB-	24,674,059
5,560	Citizens Financial Group Inc	4.000%	N/A (3)	BB+	5,455,750
2,500	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	2,562,500
5,095	Fifth Third Bancorp, (4)	4.500%	N/A (3)	Baa3	5,247,850
5,600	First Citizens BancShares Inc/NC	5.800%	N/A (3)	N/R	5,810,000
2,700	Goldman Sachs Group Inc/The, (4)	3.800%	N/A (3)	BBB-	2,596,833
5,190	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	8,407,800
9,000	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	10,104,480
5,000	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	5,306,250
16,250	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	17,398,875
7,500	JPMorgan Chase & Co	3.650%	N/A (3)	BBB+	7,210,275
8,130	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	8,272,275
4,789	KeyCorp	5.000%	N/A (3)	Baa3	5,040,423
2,020	M&T Bank Corp	3.500%	N/A (3)	Baa2	1,899,022
6,000	M&T Bank Corp	5.125%	N/A (3)	Baa2	6,376,111
4,134	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	4,299,360
1,755	PNC Financial Services Group Inc/The	3.400%	N/A (3)	Baa2	1,654,070
2,820	Regions Financial Corp	5.750%	N/A (3)	BB+	3,031,754
4,470	SVB Financial Group	4.700%	N/A (3)	Baa2	4,437,369
4,000	SVB Financial Group	4.000%	N/A (3)	Baa2	3,887,880
14,368	Truist Financial Corp	4.800%	N/A (3)	Baa2	14,655,360
8,195	Truist Financial Corp	5.100%	N/A (3)	Baa2	8,891,575
2,970	Truist Financial Corp, (4)	5.050%	N/A (3)	Baa2	2,940,300
19,208	Wells Fargo & Co, (4)	3.900%	N/A (3)	Baa2	19,024,564
9,429	Wells Fargo & Co	5.875%	N/A (3)	Baa2	10,080,072
4,000	Wells Fargo & Co	5.900%	N/A (3)	Baa2	4,100,000
1,200	Zions Bancorp NA	7.200%	N/A (3)	BB+	1,269,792
	Total Banks				240,992,987

	Capital Markets – 6.9%

2,405	Bank of New York Mellon Corp/The, (4)	4.700%	N/A (3)	Baa1	2,534,269
3,000	Charles Schwab Corp/The	4.000%	N/A (3)	BBB	2,963,790
11,373	Charles Schwab Corp/The	5.375%	N/A (3)	BBB	12,214,602
7,045	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	7,389,148
9,200	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	8,981,500
5,890	Goldman Sachs Group Inc/The, (4)	5.300%	N/A (3)	BBB-	6,317,025
	Total Capital Markets				40,400,334

	Communications Equipment – 0.6%

3,520	Vodafone Group PLC	4.125%	6/04/81	BB+	3,352,870

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 4.5%

$5,500	Ally Financial Inc	4.700%	N/A (3)	Ba2	$5,437,575
4,200	Ally Financial Inc	4.700%	N/A (3)	Ba2	4,158,000
6,000	American Express Co, (4)	3.550%	N/A (3)	Baa2	5,745,000
4,705	Capital One Financial Corp	3.950%	N/A (3)	Baa3	4,599,137
2,745	Discover Financial Services	6.125%	N/A (3)	Ba2	2,962,020
3,690	Discover Financial Services	5.500%	N/A (3)	Ba2	3,837,600
	Total Consumer Finance				26,739,332

	Diversified Financial Services – 1.1%

1,850	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	1,900,875
4,352	Voya Financial Inc	6.125%	N/A (3)	BBB-	4,504,320
	Total Diversified Financial Services				6,405,195

	Electric Utilities – 5.0%

2,600	American Electric Power Co Inc	3.875%	2/15/62	BBB-	2,550,450
4,150	Edison International	5.000%	N/A (3)	BB+	4,134,147
1,740	Edison International	5.375%	N/A (3)	BB+	1,765,013
2,000	Electricite de France SA, 144A	5.250%	N/A (3)	Baa3	2,032,500
14,093	Emera Inc, (4)	6.750%	6/15/76	BB+	15,889,857
3,000	Southern Co/The	4.000%	1/15/51	BBB-	3,022,530
	Total Electric Utilities				29,394,497

	Independent Power & Renewable Electricity Producers – 1.3%

2,685	AES Andes SA, 144A	7.125%	3/26/79	BB	2,745,547
1,700	AES Andes SA, 144A	6.350%	10/07/79	BB	1,729,231
3,500	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	3,482,500
	Total Independent Power & Renewable Electricity Producers				7,957,278

	Industrial Conglomerates – 2.1%

12,700	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (4), (5)	3.533%	N/A (3)	BBB-	12,414,250

	Insurance – 13.0%

2,595	Aegon NV	5.500%	4/11/48	BBB	2,918,402
2,750	American International Group Inc, (4)	5.750%	4/01/48	BBB-	2,999,068
2,500	Assurant Inc	7.000%	3/27/48	BB+	2,831,250
3,050	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	3,177,521
1,000	Enstar Finance LLC	5.750%	9/01/40	BB+	1,034,970
7,115	Enstar Finance LLC	5.500%	1/15/42	BB+	7,016,246
1,530	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	1,627,155
10,345	Markel Corp, (4)	6.000%	N/A (3)	BBB-	11,043,287
8,000	MetLife Inc, (4)	5.875%	N/A (3)	BBB	8,825,952
945	Prudential Financial Inc	3.700%	10/01/50	BBB+	925,087
9,205	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	9,964,413
3,875	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	4,209,374
1,600	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	1,692,000
3,915	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	3,719,250
14,500	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	14,282,500
	Total Insurance				76,266,475

	Multi-Utilities – 4.0%

6,115	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	6,041,780
8,050	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	8,232,011
2,500	CMS Energy Corp	4.750%	6/01/50	BBB-	2,643,000
3,400	Sempra Energy	4.125%	4/01/52	BBB-	3,310,252
3,210	Sempra Energy, (4)	4.875%	N/A (3)	BBB-	3,357,500
	Total Multi-Utilities				23,584,543

	Oil, Gas & Consumable Fuels – 4.9%

3,000	Enbridge Inc	6.000%	1/15/77	BBB-	3,183,404
13,546	Enbridge Inc	5.500%	7/15/77	BBB-	13,819,253

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$7,000	Energy Transfer LP, (4)	6.500%	N/A (3)		BB	$7,159,670
2,730	MPLX LP	6.875%	N/A (3)		BB+	2,716,350
2,000	Transcanada Trust	5.500%	9/15/79		BBB	2,100,000
	Total Oil, Gas & Consumable Fuels					28,978,677

	Trading Companies & Distributors – 4.7%

2,210	AerCap Global Aviation Trust, 144A	6.500%	6/15/45		BB+	2,365,739
16,900	AerCap Holdings NV	5.875%	10/10/79		BB+	17,145,050
4,841	Air Lease Corp	4.650%	N/A	(3)	BB+	4,878,373
3,673	ILFC E-Capital Trust I, 144A	3.370%	12/21/65		B+	3,057,772
	Total Trading Companies & Distributors					27,446,934

	Wireless Telecommunication Services – 1.0%

5,000	Vodafone Group PLC	7.000%	4/04/79		BB+	5,746,786
	Total $1,000 Par (or similar) Institutional Preferred (cost $564,237,308)					553,931,062

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 30.6% (20.5% of Total Investments) (6)

	Banks – 22.8%

$1,000	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (4)	6.750%	N/A (3)		Baa2	$1,115,000
2,200	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)		Ba2	2,257,750
3,200	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)		Ba2	3,324,000
715	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)		Ba2	727,513
1,595	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)		Ba2	1,629,165
4,000	Banco Santander SA, Reg S	7.500%	N/A (3)		Ba1	4,249,360
3,000	Banco Santander SA	4.750%	N/A (3)		Ba1	2,883,000
9,588	Barclays PLC	7.750%	N/A (3)		BBB-	10,187,250
3,800	Barclays PLC	6.125%	N/A (3)		BBB-	4,041,110
3,200	Barclays PLC, (4)	4.375%	N/A (3)		BBB-	3,021,120
2,089	BNP Paribas SA, 144A	7.000%	N/A (3)		BBB	2,365,792
10,000	BNP Paribas SA, 144A	6.625%	N/A (3)		BBB	10,547,000
1,090	Credit Agricole SA, 144A	4.750%	N/A (3)		BBB	1,069,562
3,500	Credit Agricole SA, 144A, (4)	7.875%	N/A (3)		BBB	3,793,125
5,800	Credit Agricole SA, 144A, (4)	8.125%	N/A (3)		BBB	6,709,150
1,350	Danske Bank A/S, Reg S	4.375%	N/A (3)		BBB-	1,302,750
2,700	Danske Bank A/S, Reg S	7.000%	N/A (3)		BBB-	2,897,424
2,150	HSBC Holdings PLC, (4)	6.375%	N/A (3)		BBB	2,257,500
8,000	HSBC Holdings PLC	6.375%	N/A (3)		BBB	8,457,760
6,650	HSBC Holdings PLC, (4)	6.000%	N/A (3)		BBB	7,019,939
7,521	ING Groep NV, Reg S	6.750%	N/A (3)		BBB	8,000,464
5,818	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)		BB-	6,385,255
2,000	Lloyds Banking Group PLC	7.500%	N/A (3)		Baa3	2,170,360
9,185	Lloyds Banking Group PLC	6.750%	N/A (3)		Baa3	10,092,019
1,500	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)		BB+	1,569,375
7,000	NatWest Group PLC, (4)	8.000%	N/A (3)		BBB-	7,883,750
2,100	Nordea Bank Abp, 144A, (4)	6.625%	N/A (3)		BBB+	2,329,698
5,000	Societe Generale SA, 144A, (4)	8.000%	N/A (3)		BB	5,646,550
1,500	Societe Generale SA, 144A, (4)	4.750%	N/A (3)		BB+	1,481,865
850	Standard Chartered PLC, 144A	4.300%	N/A (3)		BBB-	794,750
950	Standard Chartered PLC, 144A	7.500%	N/A (3)		BBB-	957,125
1,700	Standard Chartered PLC, 144A, (4)	7.750%	N/A (3)		BBB-	1,789,114
1,500	Standard Chartered PLC, 144A	6.000%	N/A (3)		BBB-	1,567,500
3,500	UniCredit SpA, Reg S	8.000%	N/A (3)		BB-	3,788,750
125,751	Total Banks					134,311,845

	Capital Markets – 7.8%

5,850	Credit Suisse Group AG, 144A	6.375%	N/A (3)		BB+	6,105,938
2,100	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (3)		BB+	2,238,054
10,904	Credit Suisse Group AG, 144A	7.500%	N/A (3)		BB+	11,347,139

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$6,800	Deutsche Bank AG, (4)	6.000%	N/A (3)	BB-	$6,851,000
400	UBS Group AG, Reg S	5.125%	N/A (3)	BBB	413,038
11,500	UBS Group AG, Reg S	6.875%	N/A (3)	BBB	12,491,231
6,600	UBS Group AG, 144A	4.875%	N/A (3)	BBB	6,590,760
44,154	Total Capital Markets				46,037,160
169,905	Total Contingent Capital Securities (cost $183,791,447)				180,349,005

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 24.2% (16.2% of Total Investments)

	Banks – 3.9%

2,500	CoBank ACB, (7)	6.250%		BBB+	$259,500
121,601	Fifth Third Bancorp	6.625%		Baa3	3,333,083
62,700	KeyCorp	6.125%		Baa3	1,802,625
88,880	PNC Financial Services Group Inc/The	6.125%		Baa2	2,250,442
168,058	Regions Financial Corp	6.375%		BB+	4,712,346
163,723	Regions Financial Corp	5.700%		BB+	4,359,944
136,600	Synovus Financial Corp	5.875%		BB-	3,649,952
99,600	Wintrust Financial Corp	6.875%		BB	2,761,909
	Total Banks				23,129,801

	Capital Markets – 4.2%

51,400	Goldman Sachs Group Inc/The	5.500%		BB+	1,345,138
166,500	Morgan Stanley	7.125%		Baa3	4,508,820
122,400	Morgan Stanley	6.875%		Baa3	3,319,488
433,584	Morgan Stanley	5.850%		Baa3	11,966,918
122,800	Morgan Stanley	6.375%		Baa3	3,347,528
	Total Capital Markets				24,487,892

	Diversified Financial Services – 1.3%

261,000	Voya Financial Inc	5.350%		BBB-	7,477,650

	Food Products – 2.2%

315,300	CHS Inc	7.100%		N/R	8,623,455
157,200	CHS Inc	6.750%		N/R	4,282,128
	Total Food Products				12,905,583

	Insurance – 7.4%

310,550	American Equity Investment Life Holding Co	5.950%		BB	8,322,740
180,150	American Equity Investment Life Holding Co	6.625%		BB	4,954,125
340,200	Aspen Insurance Holdings Ltd	5.950%		BB+	9,181,998
194,775	Athene Holding Ltd	6.350%		BBB	5,416,693
166,250	Athene Holding Ltd	6.375%		BBB	4,510,362
131,900	Enstar Group Ltd	7.000%		BB+	3,689,243
77,800	Reinsurance Group of America Inc	6.200%		BBB+	2,011,130
188,600	Reinsurance Group of America Inc	5.750%		BBB+	5,427,908
	Total Insurance				43,514,199

	Multi-Utilities – 0.2%

31,600	NiSource Inc	6.500%		BBB-	855,412

	Oil, Gas & Consumable Fuels – 2.6%

51,100	Energy Transfer LP	7.600%		BB	1,272,390
176,668	NuStar Energy LP	6.969%		B2	4,347,799
271,200	NuStar Energy LP	7.625%		B2	5,960,976
154,289	NuStar Logistics LP	6.975%		B	3,889,626
	Total Oil, Gas & Consumable Fuels				15,470,791

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued)
Portfolio of Investments January 31, 2022
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Thrifts & Mortgage Finance – 1.7%

126,356	Federal Agricultural Mortgage Corp	6.000%		N/R	$3,382,550
243,300	New York Community Bancorp Inc	6.375%		Ba2	6,741,843
	Total Thrifts & Mortgage Finance				10,124,393

	Trading Companies & Distributors – 0.7%

164,687	Air Lease Corp	6.150%		BB+	4,321,387
	Total $25 Par (or similar) Retail Preferred (cost $145,599,202)				142,287,108
	Total Long-Term Investments (cost $893,627,957)				876,567,175

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.5% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.5% (0.3% of Total Investments)

$2,956	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/22, repurchase price $2,955,596, collateralized by $2,607,700, U.S. Treasury Inflation Index Note, 0.125%, due 4/15/22, value $3,014,799	0.000%	2/01/22		$2,955,596
2,956	Total Short-Term Investments (cost $2,955,596)				2,955,596
	Total Investments (cost $896,583,553) – 149.4%				879,522,771
	Borrowings – (32.8)% (8), (9)				(193,200,000)
	Reverse Repurchase Agreements, including accrued interest – (19.9)% (10)				(116,866,545)
	Other Assets Less Liabilities – 3.3%				19,145,629
	Net Assets Applicable to Common Shares – 100%				$588,601,855

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value $158,060,930 have been pledged as collateral for reverse repurchase agreements.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2.

(8)	Borrowings as a percentage of Total Investments is 22.0%.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $382,401,582 have been pledged as collateral for borrowings.

(10)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 13.3%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2022

(Unaudited)

	JPC	JPI	JPS	JPT	NPFD
Assets
Long-term investments, at value (cost $1,510,751,782, $803,904,019, $2,891,215,923, $201,966,312 and $893,627,957, respectively)	$1,582,174,596	$846,589,271	$3,064,208,083	$209,081,214	$876,567,175
Short-term investments, at value (cost approximates value)	15,251,018	972,728	21,512,581	734,872	2,955,596
Cash	423,337	485,806	518,484	—	—
Cash collateral at brokers for investments in futures(1)	464,992	437,993	—	75,025	—
Receivable for:
Dividends	185,305	78,075	938,467	15,866	100,268
Interest	17,604,081	9,962,828	36,077,251	2,075,137	9,602,531
Investments sold	1,184,264	1,148,064	—	112,836	—
Reclaims	49,905	—	—	—	55,084
Shares sold	—	—	—	—	29,003,525
Deferred offering costs	187,362	—	198,422	—	—
Other assets	407,266	96,679	790,511	382	—
Total assets	1,617,932,126	859,771,444	3,124,243,799	212,095,332	918,284,179
Liabilities
Borrowings	473,400,000	236,000,000	873,300,000	47,000,000	193,200,000
Reverse repurchase agreements, including accrued interest	124,670,820	65,110,466	275,377,653	—	116,866,545
Unrealized depreciation on interest rate swaps	11,779,796	3,220,193	22,109,686	—	—
Payable for:
Dividends	5,461,375	2,939,035	10,281,681	793,774	—
Investments purchased – regular settlement	—	—	—	—	18,864,374
Variation margin on futures contracts	4,844	4,563	—	750	—
Accrued expenses:
Interest	349,570	173,871	645,553	36,966	91,831
Management fees	1,103,341	616,429	2,102,645	154,540	588,589
Trustees fees	423,705	80,234	812,136	1,856	3,348
Shelf offering costs	44,304	—	41,851	—	—
Other	359,975	211,079	575,145	81,971	67,637
Total liabilities	617,597,730	308,355,870	1,185,246,350	48,069,857	329,682,324
Net assets applicable to common shares	$1,000,334,396	$551,415,574	$1,938,997,449	$164,025,475	$588,601,855
Common shares outstanding	105,069,232	22,772,419	205,710,932	6,846,241	24,164,141
Net asset value (“NAV”) per common share outstanding	$9.52	$24.21	$9.43	$23.96	$24.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,050,692	$227,724	$2,057,109	$68,462	$241,641
Paid-in-surplus	1,049,253,894	537,875,527	1,877,845,371	168,137,722	603,861,884
Total distributable earnings (loss)	(49,970,190)	13,312,323	59,094,969	(4,180,709)	(15,501,670)
Net assets applicable to common shares	$1,000,334,396	$551,415,574	$1,938,997,449	$164,025,475	$588,601,855
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2022

(Unaudited)

	JPC	JPI	JPS	JPT	NPFD(1)
Investment Income
Dividends	$12,486,600	$5,281,922	$11,284,227	$1,773,065	$487,448
Interest	30,963,540	18,302,575	68,497,071	3,801,919	2,120,943
Rehypothecation income	8,226	19,640	72,309	—	—
Total investment income	43,458,366	23,604,137	79,853,607	5,574,984	2,608,391
Expenses
Management fees	6,569,425	3,688,975	12,615,361	928,436	735,476
Interest expense	2,529,725	1,287,689	4,875,534	209,906	160,297
Custodian fees	77,521	45,505	125,605	15,085	13,975
Trustees fees	23,518	12,681	45,804	3,298	3,348
Professional fees	77,544	43,208	134,712	97,531	12,388
Shareholder reporting expenses	71,780	34,462	141,035	19,121	36,503
Shareholder servicing agent fees	1,376	586	2,877	586	50
Stock exchange listing fees	15,189	3,598	29,944	3,583	582
Investor relations expenses	13,690	8,178	31,625	2,063	4,414
Other	16,767	8,841	20,314	6,392	157
Total expenses	9,396,535	5,133,723	18,022,811	1,286,001	967,190
Net investment income (loss)	34,061,831	18,470,414	61,830,796	4,288,983	1,641,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,430,942	1,274,176	17,227,038	(7,879)	(82,089)
Futures contracts	251,226	235,045	—	38,406	—
Swaps	(3,190,088)	(1,544,089)	(5,992,712)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(56,156,326)	(32,829,517)	(138,388,893)	(7,070,188)	(17,060,782)
Futures contracts	1,368,216	1,289,210	—	211,590	—
Swaps	15,016,184	4,311,370	28,186,315	—	—
Net realized and unrealized gain (loss)	(41,279,846)	(27,263,805)	(98,968,252)	(6,828,071)	(17,142,871)
Net increase (decrease) in net assets applicable to common shares from operations	$(7,218,015)	$(8,793,391)	$(37,137,456)	$(2,539,088)	$(15,501,670)
(1)	For the period December 15, 2021 (commencement of operations) through January 31, 2022.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Six Months Ended 1/31/22 (Unaudited)	Year Ended 7/31/21	Six Months Ended 1/31/22 (Unaudited)	Year Ended 7/31/21
Operations
Net investment income (loss)	$34,061,831	$69,111,496	$18,470,414	$37,498,387
Net realized gain (loss) from:
Investments and foreign currency	1,430,942	8,606,310	1,274,176	8,849,056
Futures contracts	251,226	1,062,326	235,045	976,904
Swaps	(3,190,088)	(6,217,126)	(1,544,089)	(2,991,949)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(56,156,326)	90,072,375	(32,829,517)	54,551,734
Futures contracts	1,368,216	(526,263)	1,289,210	(506,715)
Swaps	15,016,184	15,312,751	4,311,370	3,970,105
Net increase (decrease) in net assets applicable to common shares from operations	(7,218,015)	177,421,869	(8,793,391)	102,347,522
Distributions to Common Shareholders
Dividends	(33,248,117)	(65,752,057)	(17,828,635)	(35,645,968)
Decrease in net assets applicable to common shares from distributions to common shareholders	(33,248,117)	(65,752,057)	(17,828,635)	(35,645,968)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	11,703,948	4,757,224	—	—
Proceeds from sale of shares	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	382,390	93,796	154,364	122,141
Net increase (decrease) in net assets applicable to common shares from capital share transactions	12,086,338	4,851,020	154,364	122,141
Net increase (decrease) in net assets applicable to common shares	(28,379,794)	116,520,832	(26,467,662)	66,823,695
Net assets applicable to common shares at the beginning of period	$1,028,714,190	$912,193,358	$577,883,236	$511,059,541
Net assets applicable to common shares at the end of period	$1,000,334,396	$1,028,714,190	$551,415,574	$577,883,236

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JPS		JPT
	Six Months Ended 1/31/22 (Unaudited)	Year Ended 7/31/21	Six Months Ended 1/31/22 (Unaudited)	Year Ended 7/31/21
Operations
Net investment income (loss)	$61,830,796	$127,664,148	$4,288,983	$8,952,095
Net realized gain (loss) from:
Investments and foreign currency	17,227,038	19,722,013	(7,879)	771,145
Futures contracts	—	—	38,406	232,378
Swaps	(5,992,712)	(11,669,868)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(138,388,893)	131,150,023	(7,070,188)	14,886,835
Futures contracts	—	—	211,590	(54,008)
Swaps	28,186,315	28,742,497	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(37,137,456)	295,608,813	(2,539,088)	24,788,445
Distributions to Common Shareholders
Dividends	(62,239,284)	(123,552,214)	(4,867,419)	(9,728,671)
Decrease in net assets applicable to common shares from distributions to common shareholders	(62,239,284)	(123,552,214)	(4,867,419)	(9,728,671)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	9,114,000	9,215,446	—	—
Proceeds from sale of shares	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	287,954	466,698	54,398	118,396
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,401,954	9,682,144	54,398	118,396
Net increase (decrease) in net assets applicable to common shares	(89,974,786)	181,738,743	(7,352,109)	15,178,170
Net assets applicable to common shares at the beginning of period	$2,028,972,235	$1,847,233,492	$171,377,584	$156,199,414
Net assets applicable to common shares at the end of period	$1,938,997,449	$2,028,972,235	$164,025,475	$171,377,584

See accompanying notes to financial statements.

NPFD
For the period 12/15/21 (commencement of operations) through 1/31/22 (Unaudited)
Operations
Net investment income (loss)	$1,641,201
Net realized gain (loss) from:
Investments and foreign currency	(82,089)
Futures contracts	—
Swaps	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(17,060,782)
Futures contracts	—
Swaps	—
Net increase (decrease) in net assets applicable to common shares from operations	(15,501,670)
Distributions to Common Shareholders
Dividends	—
Decrease in net assets applicable to common shares from distributions to common shareholders	—
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—
Proceeds from sale of shares	604,003,525
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	604,003,525
Net increase (decrease) in net assets applicable to common shares	588,501,855
Net assets applicable to common shares at the beginning of period	$100,000
Net assets applicable to common shares at the end of period	$588,601,855

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2022

(Unaudited)

	JPC	JPI	JPS	JPT	NPFD(1)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,218,015)	$(8,793,391)	$(37,137,456)	$(2,539,088)	$(15,501,670)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(137,607,214)	(50,858,668)	(215,914,639)	(11,318,849)	(911,639,732)
Proceeds from sales and maturities of investments	105,546,400	42,275,569	204,340,793	12,159,676	16,943,954
Proceeds from (Purchase of) short-term investments, net	9,496,337	1,279,987	13,146,462	(6,311)	(2,955,596)
Taxes paid	—	—	—	(529)	—
Amortization (Accretion) of premiums and discounts, net	3,907,817	1,449,343	6,012,839	612,536	985,732
(Increase) Decrease in:
Receivable for dividends	41,704	11,973	83,558	4,333	(100,268)
Receivable for interest	(373,719)	(274,228)	2,350,146	14,962	(9,602,531)
Receivable for investments sold	(1,184,264)	(1,148,064)	196,740	(112,836)	—
Receivable for reclaims	42	39	—	—	(55,084)
Receivable for shares sold	563,167	—	1,541,350	—	(29,003,525)
Other assets	(3,045)	(19,691)	(10,766)	(138)	—
Increase (Decrease) in:
Investments purchased – regular settlement	(7,433,883)	(4,349,033)	(24,683,125)	(1,060,000)	18,864,374
Payable for variation margin on futures contracts	(72,500)	(68,328)	—	(11,203)	—
Accrued management fees	2,470	(5,395)	(25,936)	(3,494)	588,589
Accrued interest	101,428	69,070	207,609	34,822	158,376
Accrued Trustees fees	24,579	5,184	46,800	167	3,348
Accrued shelf offering costs	(20,712)	—	(5,736)	—	—
Accrued other expenses	27,454	3,531	37,008	(15,271)	67,637
Net realized (gain) loss from investments and foreign currency	(1,430,942)	(1,274,176)	(17,227,038)	7,879	82,089
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	56,156,326	32,829,517	138,388,893	7,070,188	17,060,782
Swaps	(15,016,184)	(4,311,370)	(28,186,315)	—	—
Net cash provided by (used in) operating activities	5,507,246	6,821,869	43,161,187	4,836,844	(914,103,525)
Cash Flow from Financing Activities:
Proceeds from borrowings	10,700,000	1,200,000	—	—	193,200,000
Proceeds from reverse repurchase agreements	7,000,000	9,100,000	—	—	120,000,000
(Repayments of) reverse repurchase agreements	(3,500,000)	(600,000)			(3,200,000)
Proceeds from shelf offering, net of offering costs	11,705,923	—	9,114,930	—	—
Proceeds from sale of shares	—	—	—	—	604,003,525
Increase (Decrease) in cash overdraft	—	—	—	(34,712)	—
Cash distributions paid to common shareholders	(32,803,582)	(17,678,031)	(61,887,477)	(4,812,132)	—
Net cash provided by (used in) financing activities	(6,897,659)	(7,978,031)	(52,772,547)	(4,846,844)	914,003,525
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(1,390,413)	(1,156,162)	(9,611,360)	(10,000)	(100,000)
Cash and cash collateral at brokers at the beginning of period	2,278,742	2,079,961	10,129,844	85,025	100,000
Cash and cash collateral at brokers at the end of period	888,329	923,799	518,484	75,025	—

The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:

	JPC	JPI	JPS	JPT	NPFD
Cash	423,337	485,806	518,484	—	—
Cash collateral at brokers for investments in futures	464,992	437,993	—	75,025	—
Total cash and cash collateral at brokers	888,329	923,799	518,484	75,025	—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding costs)	$2,426,880	$1,216,752	$4,666,583	$174,735	$(10,251)
Non-cash financing activities not included herein consists of reinvestments of common share distributions	382,390	154,364	287,954	54,398	—
(1)	For the period December 15, 2021 (commencement of operations) through January 31, 2022.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Shelf Offering Costs		Ending NAV	Ending Share Price

JPC

Year Ended 7/31:
2022(e)	$9.91	$0.33	$(0.40)	$(0.07)	$(0.32)	$—	$—	$(0.32)	$—	*	$—	*	$9.52	$9.19
2021	8.83	0.67	1.05	1.72	(0.64)	—	—	(0.64)	—	*	—	*	9.91	10.00
2020	10.14	0.65	(1.26)	(0.61)	(0.68)	—	(0.02)	(0.70)	—		—		8.83	8.81
2019	10.16	0.70	0.01	0.71	(0.70)	—	(0.03)	(0.73)	—		—		10.14	9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—		—		10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		—		10.87	10.59

JPI

Year Ended 7/31:
2022(e)	25.38	0.81	(1.20)	(0.39)	(0.78)	—	—	(0.78)	—		—		24.21	24.25
2021	22.45	1.65	2.85	4.50	(1.57)	—	—	(1.57)	—		—		25.38	26.26
2020	24.67	1.59	(2.20)	(0.61)	(1.57)	—	(0.04)	(1.61)	—		—		22.45	22.20
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—		—		24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		—		25.97	25.15

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2022(e)	$473,400	$3,113
2021	462,700	3,223
2020	400,000	3,280
2019	455,000	3,303
2018	437,000	3,403
2017	540,000	3,079

JPI

Year Ended 7/31:
2022(e)	$236,000	$3,337
2021	234,800	3,461
2020	200,000	3,555
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.76)%	(5.03)%	$1,000,334	1.82	%**	6.59	%**	7%
19.93	21.55	1,028,714	1.81		7.02		23
(6.16)	(4.12)	912,193	2.50		6.87		32
7.48	13.52	1,047,925	3.04		7.10		23
0.57	(3.76)	1,049,894	2.59		7.19		29
11.16	9.73	1,122,751	1.92		6.82		32

(1.57)	(4.71)	551,416	1.79	**	6.43	**	5
20.54	26.22	577,883	1.76		6.79		23
(2.50)	(1.93)	511,060	2.34		6.75		34
8.29	12.79	561,523	2.72		6.90		27
0.37	(1.40)	555,058	2.22		6.56		26
13.62	10.29	591,018	1.93		7.04		19

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2022(e)	0.49	%**
2021	0.49
2020	1.17
2019	1.73
2018	1.29
2017	0.70

JPI

Year Ended 7/31:
2022(e)	0.45	%**
2021	0.44
2020	1.01
2019	1.43
2018	0.97
2017	0.67

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended January 31, 2022.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Discount Per Share Repurchased and Retired		Shelf Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2022(f)	$9.91	$0.30	$(0.48)	$(0.18)	$(0.30)	$—	$—	$(0.30)	$—	$—		$—	**	$—	**	$9.43	$9.28
2021	9.06	0.63	0.83	1.46	(0.61)	—	—	(0.61)	—	—		—	**	—	**	9.91	10.02
2020	9.84	0.63	(0.76)	(0.13)	(0.60)	—	(0.05)	(0.65)	—	—		—		—		9.06	9.07
2019	9.73	0.66	0.12	0.78	(0.66)	—	(0.01)	(0.67)	—	—	**	—		—		9.84	9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—	—		—		—		9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—	—		—		—		10.39	10.30

JPT

Year Ended 7/31:
2022(f)	25.04	0.63	(1.00)	(0.37)	(0.71)	—	—	(0.71)	—	—		—		—		23.96	23.87
2021	22.84	1.31	2.31	3.62	(1.42)	—	—	(1.42)	—	—		—		—		25.04	25.45
2020	24.24	1.29	(1.27)	0.02	(1.42)	—	—	(1.42)	—	—		—		—		22.84	23.20
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—	—		—		—		24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—	—		—		—		23.89	23.17
2017(d)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	(0.05)	—		—		—		25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2022(f)	$873,300	$3,220
2021	873,300	3,323
2020	740,300	3,495
2019	853,300	3,349
2018	845,300	3,346
2017	845,300	3,506

JPT

Year Ended 7/31:
2022(f)	$47,000	$4,490
2021	47,000	4,646
2020	37,300	5,188
2019	42,500	4,897
2018	42,500	4,841
2017(d)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.84)%	(4.43)%	$1,938,997	1.78	%*	6.11	%*	7%
16.45	17.75	2,028,972	1.78		6.51		14
(1.29)	(0.59)	1,847,233	2.44		6.73		24
8.53	18.01	2,004,447	3.02		6.91		16
0.66	(6.43)	1,982,910	2.48		6.77		13
15.83	15.50	2,118,545	2.03		7.18		13

(1.51)	(3.46)	164,025	1.51	*	5.04	*	5
16.25	16.33	171,378	1.37		5.42		28
0.15	3.18	156,199	1.71		5.52		22
7.76	9.78	165,623	2.00		5.83		26
(0.84)	(2.36)	163,238	1.77		5.82		28
6.69	3.54	174,791	1.61	*	5.73	*	22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2022(f)	0.48	%*
2021	0.49
2020	1.14
2019	1.73
2018	1.22
2017	0.77

JPT

Year Ended 7/31:
2022(f)	0.25	%*
2021	0.22
2020	0.55
2019	0.83
2018	0.60
2017(d)	0.42	*

(d)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	Unaudited. For the six months ended January 31, 2022.
*	Annualized.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price

NPFD

Year Ended 7/31:
2022(e)	$25.00	$0.07	$(0.71)	$(0.64)	$—	$—	$—	$24.36	$24.78

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

NPFD

Year Ended 7/31:
2022(e)	$193,200	$4,047

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c )
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.56)%	(0.88)%	588,602	1.35	%*	2.29	%*	9%

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

NPFD	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2022(e)	0.22	%*

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the period December 15, 2021 (commencement of operations) through January 31, 2022.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income Fund (JPT) (formerly, Nuveen Preferred and Income 2022 Term Fund)

•	Nuveen Variable Rate Preferred & Income Fund (NPFD)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JPC, JPI, JPS, JPT and NPFD were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002, July 6, 2016 and June 1, 2021 respectively.

The end of the reporting period for the Funds is January 31, 2022. The period covered by these Notes to Financial Statements for JPC, JPI, JPS and JPT is for the six months ended January 31, 2022, while the reporting period for NPFD is the period December 15, 2021 (commencement of operations) through January 31, 2022 (collectively the “current fiscal period”).

Investment Adviser and Sub-Advisers

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For JPC, JPI and JPT, the Adviser has entered into sub-advisory agreements with Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser. For JPS, the Adviser has entered into a sub-advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”) and with NAM (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers manage the investment portfolio of each Fund. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

For JPC, prior to December 31, 2021, the Adviser had entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), also an affiliate of the Adviser. NWQ, along with NAM, was responsible for approximately half of JPC’s investment portfolio. Effective December 31, 2021, the sub-advisory agreement with NWQ was terminated in connection with the transfer of investment management personnel from NWQ into NAM. On that date, any assets of the Fund that were managed by NWQ were reallocated to NAM along with the NWQ personnel who served as portfolio managers continuing to do so as NAM personnel. Effective April 1, 2022, (subsequent to the close of the reporting period) the former NWQ portfolio managers Thomas J. Ray and Susi Budiman will no longer co-manage JPC with Douglas Baker and Brenda A. Langenfeld. Mr. Baker and Ms. Langenfeld will assume sole responsibility for the portfolio management of JPC.

Fund Restructuring for JPT

On January 19, 2022, JPT shareholders approved a proposal to restructure the Fund (the “Restructuring”). The Restructuring allowed shareholders the opportunity to maintain their investment in JPT and its exposure to a leveraged strategy focused on preferred and other income producing securities in lieu of the scheduled termination of the Fund. The effectiveness of the Restructuring was contingent on the success of the Fund’s tender offer.

On January 20, 2022, JPT conducted a tender offer, which allowed shareholders to offer up to 100% of their shares for repurchase for cash at a price per share equal to 100% of the net asset value (“NAV”) per share determined on the date the tender offer expired. The tender offer expired on February 17, 2022 (subsequent to the end of the reporting period). In the tender offer 2,454,617 shares were tendered, representing approximately 36% of JPT’s common shares outstanding. Properly tendered shares were repurchased $23.2613 per share, which was the NAV of the Fund as of the close of ordinary trading on the NYSE on February 17, 2022.

As a result of the successful completion of the tender offer, the Restructuring of the JPT was completed and on February 28, 2022 the following changes became effective.

•	JPT’s declaration of trust was amended to eliminate the term structure of the Fund.

•	JPT’s investment policies were amended to permit investment in contingent capital securities (CoCos).

•	JPT’s use of leverage is expected to increase from current levels.

•	JPT’s name changed to Nuveen Preferred and Income Fund.

•	Beginning February 8, 2022 the Adviser is waiving 50% of the Fund’s net management fees, which will continue over the first year following the elimination of the term structure.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Notes to Financial Statements (continued)

(Unaudited)

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$128,581,550	8.0%
Switzerland	65,685,954	4.1
France	54,489,968	3.4
Canada	48,727,471	3.1
Spain	20,774,222	1.3
Australia	20,014,892	1.3
Netherlands	17,322,357	1.1
Germany	15,406,901	1.0
Italy	13,807,475	0.9
Ireland	11,344,226	0.7
Other	54,870,283	1.8
Total non-U.S. securities	$451,025,299	26.7%

JPI
Country:
United Kingdom	$108,441,302	12.8%
Switzerland	61,003,018	7.2
France	50,765,704	6.0
Spain	19,483,141	2.3
Australia	18,745,664	2.2
Canada	16,583,064	2.0
Netherlands	16,149,880	1.9
Germany	14,271,023	1.7
Italy	12,528,815	1.5
Ireland	10,498,729	1.2
Other	27,707,963	3.2
Total non-U.S. securities	$356,178,303	42.0%

JPS
Country:
United Kingdom	$414,538,403	13.4%
France	309,821,700	10.0
Switzerland	249,618,008	8.1
Finland	86,407,520	2.8
Canada	66,434,553	2.2
Spain	62,266,328	2.0
Norway	54,755,915	1.8
Netherlands	38,365,457	1.2
Australia	38,170,361	1.2
Japan	35,668,187	1.2
Other	101,017,378	3.3
Total non-U.S. securities	$1,457,063,810	47.2%

JPT	Value	% of Total Investments
Country:
Canada	$7,654,918	3.7%
United Kingdom	5,886,474	2.8
Ireland	5,851,032	2.8
Bermuda	4,885,745	2.3
Australia	4,739,677	2.3
France	3,289,765	1.6
Other	3,063,910	1.4
Total non-U.S. securities	$35,371,521	16.9%

NPFD
Country:
United Kingdom	$79,373,908	9.0%
Canada	41,034,296	4.7
Switzerland	39,186,159	4.5
France	33,645,545	3.8
Ireland	19,510,789	2.2
Australia	18,550,161	2.1
Spain	12,714,110	1.4
Netherlands	10,918,866	1.2
Italy	10,174,005	1.2
Other	27,064,628	3.4
Total non-U.S. securities	$292,172,467	33.5%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Organizational Expenses for NPFD

Prior to the commencement of operations on December 15, 2021, NPFD had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,000 by the Adviser, the recording of the Fund’s organizational expenses of $16,000 and their reimbursement by the Adviser.

Notes to Financial Statements (continued)

(Unaudited)

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$804,871,616		$—	$804,871,616
$25 Par (or similar) Retail Preferred	289,546,709	52,135,676	**	—	341,682,385
Contingent Capital Securities	—	307,582,451		—	307,582,451
Corporate Bonds	—	83,563,521		—	83,563,521
Convertible Preferred Securities	40,803,988	—		—	40,803,988
Common Stocks	3,670,635	—		—	3,670,635

Short-Term Investments:
Repurchase Agreements	—	15,251,018		—	15,251,018

Investments in Derivatives:
Futures Contracts***	471,713	—		—	471,713
Interest Rate Swaps***	—	(11,779,796)		—	(11,779,796)
Total	$334,493,045	$1,251,624,486		$—	$1,586,117,531

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$401,098,988		$—	$401,098,988
Contingent Capital Securities	—	286,081,405		—	286,081,405
$25 Par (or similar) Retail Preferred	116,421,316	39,295,002	**	—	155,716,318
Corporate Bonds	—	3,692,560		—	3,692,560

Short-Term Investments:
Repurchase Agreements	—	972,728		—	972,728

Investments in Derivatives:
Futures Contracts***	444,323	—		—	444,323
Interest Rate Swaps***	—	(3,220,193)		—	(3,220,193)
Total	$116,865,639	$727,920,490		$—	$844,786,129

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,533,128,665		$—	$1,533,128,665
Contingent Capital Securities	—	1,063,671,746		—	1,063,671,746
$25 Par (or similar) Retail Preferred	275,563,983	48,590,532	**	—	324,154,515
Corporate Bonds	—	87,685,429		—	87,685,429
Convertible Preferred Securities	34,319,159	—		—	34,319,159
Investment Companies	21,248,569	—		—	21,248,569

Short-Term Investments:
Repurchase Agreements	—	21,512,581		—	21,512,581

Investments in Derivatives:
Interest Rate Swaps***	—	(22,109,686)		—	(22,109,686)
Total	$331,131,711	$2,732,479,267		$—	$3,063,610,978

Notes to Financial Statements (continued)

(Unaudited)

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$153,532,794		$—	$153,532,794
$25 Par (or similar) Retail Preferred	43,061,506	10,374,134	**	—	53,435,640
Corporate Bonds	—	2,112,780		—	2,112,780

Short-Term Investments:
Repurchase Agreements	—	734,872		—	734,872

Investments in Derivatives:
Futures Contracts***	73,039	—		—	73,039
Total	$43,134,545	$166,754,580		$—	$209,889,125
NPFD
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$553,931,062		$—	$553,931,062
Contingent Capital Securities	—	180,349,005		—	180,349,005
$25 Par (or similar) Retail Preferred	142,027,608	259,500	**	—	142,287,108

Short-Term Investments:
Repurchase Agreements	—	2,955,596		—	2,955,596
Total	$142,027,608	$737,495,163		$—	$879,522,771
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JPC	Fixed Income Clearing Corporation	$15,251,018	$(15,556,083)
JPI	Fixed Income Clearing Corporation	972,728	(992,198)
JPS	Fixed Income Clearing Corporation	21,512,581	(21,942,924)
JPT	Fixed Income Clearing Corporation	734,872	(749,640)
NPFD	Fixed Income Clearing Corporation	2,955,596	(3,014,799)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT	NPFD
Purchases	$137,607,214	$50,858,668	$215,914,639	$11,318,849	$911,639,732
Sales and maturities	105,546,400	42,275,569	204,340,793	12,159,676	16,943,954

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	42,015,617	39,561,915	6,483,945
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts**	$471,713
JPI
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts**	$444,323
JPT
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts**	$73,039
**

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$251,226	$1,368,216
JPI	Interest rate	Futures contracts	235,045	1,289,210
JPT	Interest rate	Futures contracts	38,406	211,590

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$325,500,000	$157,000,000	$611,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(11,779,796)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,220,193)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(22,109,686)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(11,779,796)	$(11,779,796)	$11,565,150	$(214,646)
JPI	Morgan Stanley Capital Services LLC	—	(3,220,193)	(3,220,193)	3,424,628	204,435
JPS	Morgan Stanley Capital Services LLC	—	(22,109,686)	(22,109,686)	21,619,062	(490,624)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(3,190,088)	$15,016,184
JPI	Interest rate	Swaps	(1,554,089)	4,311,370
JPS	Interest rate	Swaps	(5,992,712)	28,186,315

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

(Unaudited)

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

JPC and JPS have filed a registration statement with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In each event the Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	JPC		JPS
	Six Months Ended 1/31/22	Year Ended 7/31/21*	Six Months Ended 1/31/22	Year Ended 7/31/21*
Maximum aggregate offering	Unlimited	Unlimited	Unlimited	Unlimited
Common shares sold	1,185,860	480,154	921,252	932,349
Offering proceeds, net of offering costs	$11,703,948	$4,757,224	$9,114,000	$9,215,446
*	For the period March 19, 2021 through July 31, 2021.

Costs incurred by each Fund in connection with their initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI		JPS		JPT		NPFD*
	Six Months Ended 1/31/22	Year Ended 7/31/21	Six Months Ended 1/31/22	Year Ended 7/31/21	Six Months Ended 1/31/22	Year Ended 7/31/21	Six Months Ended 1/31/22	Year Ended 7/31/21	For the period 12/15/21 (commencement of operations) through 1/31/22
Common shares:
Sold through shelf offering	1,185,860	480,154	—	—	921,252	932,349	—	—	—
Sold	—	—	—	—	—	—	—	—	24,160,141
Issued to shareholders due to reinvestment of distributions	38,614	9,455	6,156	4,872	29,125	48,338	2,174	4,887	—
Total	1,224,474	489,609	6,156	4,872	950,377	980,687	2,174	4,887	24,160,141
Weighted average common share:
Premium to NAV per shelf offering sold	1.18%	1.08%	—	—	1.16%	1.12%	—	—	—
*	Prior to the commencement of operations, the Adviser purchased 4,000 shares, which are still held as of the end of the reporting period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPC	$1,543,161,701	$73,120,472	$(30,164,642)	$42,955,830
JPI	809,834,492	42,265,210	(7,313,573)	34,951,637
JPS	2,920,671,696	172,046,283	(29,107,001)	142,939,282
JPT	204,306,876	7,532,944	(1,950,695)	5,582,249
NPFD	897,536,868	115,415	(18,129,512)	(18,014,097)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JPC	$ 2,927,550	$—	$87,189,351	$(94,263,977)	$—	$(5,356,982)	$(9,504,058)
JPI	895,804	—	64,761,787	(23,011,386)	—	(2,711,856)	39,934,349
JPS	1,486,210	—	257,304,074	(91,090,907)	—	(9,227,668)	158,471,709
JPT	20,446	—	13,162,194	(9,164,486)	—	(792,885)	3,225,269
NPFD	—	—	—	—	—	—	—

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JPC	$39,364,949	$54,899,028	$94,263,977
JPI	10,714,010	12,297,376	23,011,386
JPS	12,248,977	78,841,930	91,090,907
JPT	1,460,439	7,704,047	9,164,486
NPFD	—	—	—

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $6,726.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Fund-Level Average Daily Managed Assets	JPC	JPI	JPS	JPT	NPFD
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%	0.7500%
For the next $500 million	0.6550	0.6750	0.6750	0.6750	0.7250
For the next $500 million	0.6300	0.6500	0.6500	0.6500	0.7000
For the next $500 million	0.6050	0.6250	0.6250	0.6250	0.6750
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000	0.6500

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of January 31, 2022, the complex-level fee rate for each Fund was 0.1537%.

8. Fund Leverage

Borrowings

Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT	NPFD
Maximum commitment amount	$485,000,000	$255,000,000	$910,000,000	$47,000,000	$250,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT	NPFD
Outstanding balance on Borrowings	$473,400,000	$236,000,000	$873,300,000	$47,000,000	$193,200,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount, which were waived during the reporting period. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.775% per annum on the amount borrowed and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. For NPFD, interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 0.75% per annum on the amounts borrowed and 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT	NPFD
Utilization period	184	184	184	184	21
Average daily balance outstanding	$470,192,120	$235,060,870	$873,300,000	$47,000,000	$166,533,333
Average annual interest rate	0.86%	0.85%	0.86%	0.88%	0.83%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. The Funds’ borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$129,386,542	$217,393,137	$805,155,010

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$8,226	$19,640	$72,309

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI, JPS and NPFD used reverse repurchase agreements as a means of leverage.

Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Coupon	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	0.70%	$(124,500,000)	8/9/22	$(124,500,000)	$(124,670,820)
JPI	BNP Paribas	0.70%	(65,000,000)	2/11/24	(65,000,000)	(65,110,466)
JPS	BNP Paribas	0.70%	(275,000,000)	8/31/22	(275,000,000)	(275,377,653)
NPFD	Royal Bank of Canada	0.70%	(116,800,000)	4/5/22	(116,800,000)	(116,866,545)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

Notes to Financial Statements (continued)

(Unaudited)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS	NPFD
Utilization period (days outstanding)	184	184	184	27
Average daily balance outstanding	$(124,274,457)	$(63,853,804)	$(275,000,000)	$(102,577,778)
Average annual interest rate	0.80%	0.85%	0.80%	0.90%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to Counterparty
JPC	BNP Paribas	$(124,670,820)	$130,133,031
JPI	BNP Paribas	(65,110,466)	72,055,304
JPS	BNP Paribas	(275,377,653)	295,855,931
NPFD	Royal Bank of Canada	(116,866,545)	158,060,930
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During February 2022, JPT renewed its Borrowings through February 2023, and the drawn spread was changed to the 1-Month Term SOFR (“Secured Overnight Financing Rate”) plus 0.05%. All other terms remained the same.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Risk Considerations (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

Nuveen Variable Rate Preferred & Income Fund (NPFD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred, hybrid or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor (this fund). For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/NPFD.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Active Shelf Offering Statement of Additional Information (SAI) for JPC and JPS

The SAI for the active shelf offerings for each JPC and JPS contains additional information about the Fund’s Board of Trustees. You may obtain a copy of the fund’s SAI without charge, upon request, by calling Nuveen at (312) 917-7700, by writing to the Fund, or on Nuveen’s website at www.nuveen.com. You may also obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

ICE BofA Fixed Rate Preferred Securities Index: An index designed to measure the performance of investment grade fixed-rate, USD-denominated preferred securities issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

ICE BofA U.S. All Capital Securities Index: An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the US domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

ICE Variable Rate Preferred & Hybrid Securities Index: An index designed to measure the performance of floating- and variable-rate investment grade and below investment grade USD-denominated preferred stock and hybrid debt publicly issued by corporations in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPC Blended Benchmark (after December 31, 2013): Consists of: 1) 50% ICE BofA Fixed Rate Preferred Securities Index, which measures the performance of investment grade fixed-rate, USD-denominated preferred securities issued in the U.S. domestic market, 2) 30% ICE BofA U.S. All Capital Securities Index, an index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the US domestic market, and 3) 20% ICE USD Contingent Capital Index (CDLR), which is designed to measure the performance of USD-denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPC Blended Benchmark (prior to December 31, 2013): Consists of: 1) 82.5% ICE BofA Fixed Rate Preferred Securities Index, (see Fund’s current Blended Benchmark), and 2) 17.5% Bloomberg Capital Securities Index, which is designed to measure the performance of USD-denominated preferred securities, including Tier 1 and Tier 2 securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPI Blended Benchmark (after December 31, 2013): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index, an index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the US domestic market, and 2) 40% ICE USD Contingent Capital Index (CDLR), which is designed to measure the performance of USD-denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPI Blended Benchmark (prior to December 31, 2013): Consists of: 1) 65% ICE BofA Fixed Rate Preferred Securities Index, which measures the performance of investment grade fixed-rate, USD-denominated preferred securities issued in the U.S. domestic market, and 2) 35% Bloomberg Capital Securities Index, which is designed to measure the performance of USD-denominated preferred securities, including Tier 1 and Tier 2 securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPS Blended Benchmark (after December 31, 2013): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index, an index designed to measure the performance of investment grade and below investment grade fixed-rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the US domestic market, and 2) 40% ICE USD Contingent Capital Index (CDLR), which is designed to measure the performance of USD-denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JPS Blended Benchmark (prior to December 31, 2013): Consists of: 1) 55% ICE BofA Fixed Rate Preferred Securities Index, which is designed to measure the performance of investment grade fixed-rate, USD-denominated preferred securities issued in the U.S. domestic market, and 2) 45% Bloomberg Capital Securities Tier-1 Index, which is designed to measure the performance of hybrid fixed-income securities, including Tier 1 securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

NPFD Blended Benchmark: Consists of: 1) 80% ICE Variable Rate Preferred & Hybrid Securities Index, which is designed to measure the performance of floating- and variable-rate investment grade and below investment grade USD-denominated preferred stock and hybrid debt publicly issued by corporations in the U.S. domestic market, and 2) 20% ICE USD Contingent Capital Index (CDLR), which is designed to track the performance of USD-denominated contingent capital debt publicly issued in the major

Glossary of Terms Used in this Report (continued)

(Unaudited)

domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Boards of Trustees (collectively, the “Board,” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), are responsible for determining whether to approve the respective Fund’s advisory arrangements. At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board approved, for Nuveen Preferred & Income Opportunities Fund (the “Opportunities Fund”), Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund and Nuveen Preferred and Income 2022 Term Fund (collectively, the “May Meeting Funds”), the renewal of the respective investment management agreement with Nuveen Fund Advisors, LLC and each respective sub-advisory agreement with the applicable investment sub-adviser(s) (the “May Meeting Renewals”). A discussion of the May Meeting Renewals is set forth in the annual report of the May Meeting Funds for the period ended July 31, 2021.

The May Meeting Renewals included, among other things, the renewal of investment sub-advisory agreements (each, a “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) for the Opportunities Fund. At a meeting held on November 16-18, 2021, however, the Board approved the termination of the Opportunities Fund’s Sub-Advisory Agreement with NWQ, effective on or about December 31, 2021 (the “Termination Date”). In this regard, it was contemplated that in connection with certain strategic initiatives identifying opportunities across the Nuveen equities and fixed income platform, seeking to drive greater collaboration and alignment across Nuveen’s investment specialists, the strategies and personnel of NWQ would be absorbed by NAM. Accordingly, the Board considered, among other things, that any assets of the Opportunities Fund managed by NWQ on the Termination Date would be reallocated to NAM and managed by NAM under the terms of the Opportunities Fund’s Sub-Advisory Agreement with NAM.

Nuveen Variable Rate Preferred & Income Fund is new and, accordingly, its advisory arrangements were not up for renewal at the May Meeting. A discussion of the Board’s initial approval of the advisory arrangements for Nuveen Variable Rate Preferred & Income Fund is set forth below.

NUVEEN VARIABLE RATE PREFERRED & INCOME FUND

The Board Members are responsible for approving advisory arrangements and, at a meeting held on June 17, 2021 (for purposes of this discussion, the “Meeting”), were asked to approve the advisory arrangements for Nuveen Variable Rate Preferred & Income Fund (for purposes of this discussion, the “Fund”). At the Meeting, the Board Members, all of whom are Independent Board Members, considered and approved the investment management agreement (for purposes of this discussion, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (for purposes of this discussion, the “Adviser”) would serve as investment adviser to the Fund and the investment sub-advisory agreement (for purposes of this discussion, the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (for purposes of this discussion, the “Sub-Adviser”) would serve as investment sub-adviser to the Fund. For purposes of this discussion, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this discussion, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

Although the 1940 Act requires that the Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The Meeting was held virtually in reliance on certain exemptive relief issued by the Securities and Exchange Commission which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of challenges arising in connection with the COVID-19 pandemic.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or at prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly has considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management; investment oversight, risk management and securities valuation services; fund administration; oversight of shareholder services and transfer agency functions; Board relations services; compliance and regulatory oversight services; legal support and oversight of outside law firms; and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market. In addition to the services provided by the Adviser, the Board has also considered the risks borne by the

Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel would generally be responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. In this regard, the Board recognized the relevant experience and expertise of the Sub-Adviser and the applicable investment personnel.

Based on its review, the Board found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. However, based on information provided by the Adviser, it was expected that the Fund’s investment strategy would have certain similarities to that of Nuveen Preferred Securities and Income Fund (the “Preferred Securities and Income Fund”), an open-end fund with an inception date of December 19, 2006. The Board was provided with certain performance information relating to the Class A and Class I shares of the Preferred Securities and Income Fund, including average annualized total returns for the quarter-to-date, year-to-date, one-year, three-year, five-year, ten-year and since inception periods as of March 31, 2021.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund was expected to be placed (“Lipper Peers”). In reviewing the comparative data, the Independent Board Members took into account, among other things, information provided by the Adviser regarding various differences between the Fund and certain other Nuveen closed-end funds that were included in the Lipper Peers. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser and the Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser and the Sub-Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when they determine that such action would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.

The Independent Board Members considered the proposed management fee rate before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

2.	Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the respective Fund Advisers charge to certain other types of clients and the types of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. Further, the Board has noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In considering the fee data of other clients, the Board has recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has recognized the breadth of services the Adviser provides to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board has considered that Nuveen ETFs have been passively managed compared to the active management of other Nuveen funds, which has contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board has recognized that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered profitability and other financial data for Nuveen, including information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board has reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2020 and 2019 calendar years. In reviewing the peer comparison data, the Independent Board Members have noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2020 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members have recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members have reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board has recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members have also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board has also noted the reinvestments Nuveen and/or its parent have made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board has considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members have also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board has recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members have reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services to be provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether the Fund could be expected to benefit from any economies of scale. The Board has recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board has noted that Nuveen generally has employed these various methods with respect to the Nuveen funds. In this regard, the Board has noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Accordingly, the Independent Board

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level and complex-level breakpoint schedules. In this regard, however, the Fund is a closed-end fund and the Independent Board Members have recognized that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members have also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. With respect to closed-end funds, the Board has considered the compensation received by an affiliate of the Adviser for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members have noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, has noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services expected to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Notes

Notes

Notes

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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0122D 2057619-INV-B-03/23

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred & Income Securities Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: April 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: April 7, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 7, 2022